                                                                EXHIBIT 10.06.07

                           ASSET PURCHASE AGREEMENT
                           ------------------------

                        WPZE(AM), BOSTON, MASSACHUSETTS



   AGREEMENT (the "Agreement") dated as of June 2nd, 1997 by and between NEW ENGLAND CONTINENTAL MEDIA, INC. ("Seller"), and HIBERNIA COMMUNICATIONS, INC. ("Buyer").

                                   RECITALS:
                                   ---------

   1. WHEREAS, Seller owns and operates radio station WPZE(AM) 1260 kHz, Boston, Massachusetts (the "Station"), and holds the licenses and authorizations issued by the FCC for the operation of the Station.

   2. AND WHEREAS Buyer desires to acquire substantially all the assets of the Station, and Seller is willing to convey such assets to Buyer.

   3. AND WHEREAS the acquisition of the Station is subject to prior approval of the FCC.

   NOW THEREFORE, in consideration of the mutual covenants contained herein, Seller and Buyer hereby agree as follows:

                                   ARTICLE 1
                                   ---------

                                  TERMINOLOGY
                                  -----------

   1.1 ACT. The Communications Act of 1934, as amended.
       ----

   1.2 ADJUSTMENT AMOUNT. As provided in Section 2.7(b), the amount by which
       ------------------                --------------
Buyer's account is to be credited or charged, as reflected on the Adjustment
List.

   1.3 ADJUSTMENT LIST. As provided in Section 2.7 (b), an itemized list of all
       ----------------                ---------------
sums to be credited or charged against the account of Buyer, with a brief explanation in reasonable detail of the credits or charges.

   1.4 ASSUMED OBLIGATIONS. Such term shall have the meaning defined in Section
       --------------------                                             -------
2.3.
---

   1.5 BUSINESS DAY. Any calendar day, excluding Saturdays and Sundays, on which
       -------------
federally chartered banks in the city of Boston, Massachusetts, are regularly open for business.

   1.6  BUYER'S THRESHOLD LIMITATION. As provided in Section 9.3 (b), the
        -----------------------------                ---------------
threshold dollar amount for the aggregate of claims, liabilities, damages, losses, costs and expenses that must be incurred by Buyer before Seller shall be obligated to indemnify Buyer. The Buyer's Threshold Limitation shall be Twenty-Five Thousand Dollars ($25,000).

   1.7  CLOSING. The closing with respect to the transactions contemplated by
        --------
this Agreement.

   1.8  CLOSING DATE. The date determined as the Closing Date as provided in
        -------------
Section 8.1.
-----------

   1.9  DOCUMENTS. This Agreement and all Exhibits and Schedules hereto, and
        ----------
each other agreement, certificate, or instrument delivered pursuant to or in connection with this Agreement, including amendments thereto that are expressly permitted under the terms of this Agreement.

   1.10 EARNEST MONEY. Such term shall have the meaning defined in Section
        --------------                                             -------
2.4.
---

   1.11 ESCROW AGENT. (TBD).
        -------------

   1.12 ESCROW AGREEMENT. The Escrow Agreement in the form attached as Exhibit A
        -----------------                                              ---------
which Seller, Buyer and the Escrow Agent have entered into concurrently with the execution of this Agreement relating to the deposit, holding, investment and disbursement of the Earnest Money.

   1.13 EXCLUDED ASSETS. Such term shall have the meaning defined in Section
        ----------------                                             -------
2.2.
----

   1.14 FCC. Federal Communications Commission.
        ----

   1.15 FCC LICENSES. The licenses, permits and authorizations of the FCC for
        -------------
the operation of the Station and all pending applications related thereto including, without limitation, those licenses, permits, authorizations and applications as listed on Schedule 3.7.
                          -------------

   1.16 FCC ORDER. An order or decision of the FCC granting its consent to the
        ----------
assignment of the FCC Licenses to Buyer.

   1.17 FINAL ACTION. An action of the FCC that has not been reversed, stayed,
        -------------
enjoined, set aside, annulled or suspended; with respect to which no timely petition for reconsideration or administrative or judicial appeal or sua sponte
                                                                     ----------
action of the FCC with comparable effect is pending and as to which the time for filing any such petition or appeal (administrative or judicial) or for the taking of any such sua sponte
                                                                  ----------
action of the FCC has expired.

   1.18 INDEMNIFIED PARTY. Any party described in Section 9.3 (a) or 9.4(a)
        ------------------                        -------------------------
against which any claim or liability may be asserted by a third party which would give rise to a claim for indemnification under the provisions of this Agreement by such party.

   1.19 INDEMNIFYING PARTY. The party to the Agreement (not the Indemnified
        -------------------
Party) that, in the event of a claim or liability asserted by a third party against the Indemnified Party which would give rise to a claim for indemnification under the provisions of this Agreement, may at its own expense, and upon written notice to the Indemnified Party, compromise or defend such claim.

   1.20 LIEN. Any mortgage, deed of trust, pledge, hypothecation, security
        -----
interest, encumbrance, lien, lease or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any assets or property, including any written or oral agreement to give or grant any of the foregoing, any conditional sale or other title retention agreement, and the filing of or agreement to give any financing statement with respect to any assets or property under the Uniform Commercial Code or comparable law of any jurisdiction.

   1.21 LMA. A Local Programming and Marketing Agreement by and between Buyer
        ----
and Seller relating to the programming of the Station prior to Closing, which agreement may be entered into after the execution of this Agreement.

   1.22 MATERIAL ADVERSE CONDITION. A condition which would materially restrict,
        ---------------------------
limit, increase the cost or burden of or otherwise adversely affect or materially impair the right of Buyer to the ownership, use, control, enjoyment or operation of the Station or the proceeds therefrom; provided, however, that any condition which requires that a Station be operated in accordance with a condition similar to those contained in the present FCC licenses issued for operation of that Station, shall not be deemed a Material Adverse Condition.

   1.23 PERMITTED LIEN. Any statutory lien which secures a payment not yet due
        ---------------
that arises, and is customarily discharged, in the ordinary course of Seller's business; any easement, right-of-way or similar imperfection in the Seller's title to its assets or properties that, individually and in the aggregate, are not material in character or amount and do not and are not reasonably expected to materially impair the value or materially interfere with the use of any asset or property of the Seller material to the operation of its business.

   1.24 PURCHASE PRICE. The consideration to be paid by Buyer to Seller for
        ---------------
purchase of the Sale Assets in an amount equal to Five Million Dollars ($5,000,000).

   1.25 RULES AND REGULATIONS. The rules of the FCC as set forth in Volume
        ----------------------
47 of the Code of Federal Regulations, as well as such other policies of the Commission, whether contained in the Code of Federal Regulations, or not, that apply to the Station.

   1.26 SALE ASSETS. All of the tangible and intangible assets to be
        ------------
transferred by Seller to Buyer as set forth in Section 2.1.
                                               -----------

   1.27 STATION AGREEMENTS. The agreements, commitments, contracts and other
        -------------------
items described in Section 2.1 (c) which relate to operation of the Station.
                   ---------------

   1.28 SELLER'S THRESHOLD LIMITATION. As provided in Section 9.4(b), the
        ------------------------------                --------------
threshold dollar amount for the aggregate of claims, liabilities, damages, losses, costs and expenses that must be incurred by Seller before Buyer shall be obligated to indemnify Seller. The Seller's Threshold Limitation shall be Twenty-Five Thousand Dollars ($25,000).

   1.29 SURVIVAL PERIOD. The term following the Closing Date during which
        ----------------
all representations, warranties, covenants and agreements of the parties under this Agreement shall survive. The term shall be twelve (12) months.

   1.30 TANGIBLE PERSONAL PROPERTY. The personal property described in
        ---------------------------
Section 2.1(a).
--------------

                                  ARTICLE II
                                  ----------

                               PURCHASE AND SALE
                               -----------------

   2.1  SALE ASSETS. On the Closing Date, Seller will sell, transfer, assign
        ------------
and convey to Buyer, and Buyer will purchase from Seller, free and clear of all Liens except Permitted Liens, all of Seller's right, title and interest, legal and equitable, in and to the tangible and intangible assets (except Excluded Assets) set forth below:

        (a) TANGIBLE PERSONAL PROPERTY. The equipment, parts, supplies,
            --------------------------
furniture, fixtures and other tangible personal property now owned by Seller and set forth on Schedule 3.6, and any improvements, replacements and alterations
             ------------
thereto made between the date of this Agreement and the Closing Date.

        (b) LICENSES AND PERMITS. The FCC Licenses and all other assignable or
            ---------------------
transferable governmental permits, licenses and authorizations (and any renewals, extensions, amendments or modifications thereof) now held by Seller or hereafter obtained by Seller between the date hereof and the Closing Date, to the extent such other permits, licenses and authorizations pertain to or are used in the operation of the Station.

        (c) STATION AGREEMENTS. All agreements which Seller is a party to or
            -------------------
bound by which are listed on Schedule 3.8; any renewals, extensions, amendments
                             ------------
or
modifications of those agreements which are made in the ordinary course of Seller's operation of the Station and in accordance with the terms and provisions of this Agreement.

       (d) RECORDS. True and complete copies of all of the public inspection
           --------
files, logs, reports of engineers and other consultants or independent contractors, pertaining to or used in the operation of the Station (other than corporate records).

   2.2 EXCLUDED ASSETS. Notwithstanding any provision of this Agreement to the
       ----------------
contrary, Seller shall not transfer, convey or assign to Buyer, but shall retain all of its right, title and interest in and to, the following assets owned or held by it on the Closing Date ("Excluded Assets"):

       (a) Any and all cash, cash equivalents, cash deposits to secure contract obligations (except to the extent Seller receives a credit therefor under
Section 2.7, in which event the deposit shall be included as part of the Sale
-----------
Assets), all inter-company receivables from any affiliate of Seller and all other accounts receivable, bank deposits and securities held by Seller in respect of the Station at the Closing Date.

       (b) Any and all claims of Seller with respect to transactions prior to the Closing including, without limitation, claims for tax refunds and refunds of fees paid to the FCC.

       (c) All prepaid expenses (except to the extent Seller receives a credit therefor under Section 2.7, in which event the prepaid expense shall be included
               -----------
as part of the Sale Assets).

       (d) All contracts of insurance and claims against insurers.

       (e) All employee benefit plans and the assets thereof and all employment contracts.

       (f) All contracts that are terminated in accordance with the terms and provisions of this Agreement or have expired prior to the Closing Date in the ordinary course of business; and all loans and loan agreements.

       (g) All tangible personal property disposed of or consumed between the date hereof and the Closing Date in the ordinary course of business and in accordance with the terms and provisions of this Agreement.

       (h) Seller's corporate records except to the extent such records pertain to or are used in the operation of the Station, in which case Seller shall deliver accurate copies thereof to Buyer.

       (i) All contracts for the sale of broadcast time on the Station for cash or non-cash consideration.

       (j) All commitments, contracts and agreements not specifically assumed by Buyer pursuant to Section 2.1 (d), above.
                     ---------------
       (k) Any and all assets of Seller used by Seller in the ownership and/or operation of the radio station WEZE(AM) 590 kHz, Boston, Massachusetts ("WEZE").

   2.3 ASSUMPTION OF LIABILITIES.
       --------------------------

       (a) At the Closing, Buyer shall assume and agree to perform, without duplication of Seller's performance, the following liabilities and obligations of Seller (the "Assumed Obligations"):

             (i) Current liabilities of Seller for which Buyer receives a credit pursuant to Section 2.7, but not in excess of the amount of such credit.
                   -----------

             (ii) Liabilities and obligations arising under the Station Agreements assumed by and transferred to Buyer in accordance with this Agreement, but only to the extent such liabilities and obligations relate to any period of time after the Closing Date.

       (b) Except for the Assumed Obligations, Buyer shall not assume or in any manner be liable for any duties, responsibilities, obligations or liabilities of Seller of any kind or nature, whether express or implied, known or unknown, contingent or absolute, including, without limitation, any liabilities to or in connection with Seller's employees whether arising in connection with the transaction contemplated hereunder or otherwise.

   2.4 EARNEST MONEY.
       --------------

       (a) Concurrently with the execution of this Agreement, Buyer has deposited with Escrow Agent under the Escrow Agreement, in immediately available funds, the sum of Two Hundred Fifty Thousand Dollars ($250,000), which amount is hereinafter referred to as the "Earnest Money". The Escrow Agent shall hold the Earnest Money under the terms of the Escrow Agreement in trust for the benefit of the parties hereto. Interest and other earnings on the Earnest Money shall be distributed by the Escrow Agent to Buyer from time to time upon the request of Buyer.

       (b) If Closing does not occur, the Earnest Money shall be delivered to Seller or returned to Buyer in accordance with Section 10.2, and if Closing does
                                               ------------
occur, the Earnest Money shall be applied to payment of the Purchase Price at Closing as provided in Section 2.5.
                       -----------

     2.5  PAYMENT OF PURCHASE PRICE.
          --------------------------

          (a) The Purchase Price shall be paid by Buyer as follows:

               (i) At the Closing, the Earnest Money shall, subject to execution and delivery of the closing documents described in Section 8.2, become
                                                             -----------
the property of Seller and shall, pursuant to the Escrow Agreement, be disbursed to Seller by cashier's check or wire transfer of immediately available funds.

               (ii) At the Closing, Purchase Price, less the amount of the Earnest Money disbursed to Seller, shall be paid to Seller by wire transfer of immediately available funds.

          (b) Buyer shall pay to Seller, or Seller shall pay to Buyer, the Adjustment Amount in accordance with Section 2.7.
                                     -----------

     2.6  ALLOCATION OF THE PURCHASE PRICE. Prior to Closing, Buyer and Seller
          --------------------------------
shall use their best efforts to agree on an allocation of the Purchase Price. In the event Buyer and Seller cannot agree, the allocation shall be made by an independent appraiser, with the fees of the appraiser to be shared equally by Buyer and Seller. Buyer and Seller shall use such allocation for all reporting purposes in connection with federal, state and local income and, to the extent permitted under applicable law, franchise taxes. Buyer and Seller agree to report such allocation to the Internal Revenue Service in the form required by Treasury Regulation (S) 1.1060-1T.

     2.7  ADJUSTMENT OF PURCHASE PRICE.
          ----------------------------

          (a) All operating income and operating expenses of the Station shall be adjusted and allocated between Seller and Buyer, and an adjustment in the Purchase Price shall be made as provided in this Section, to the extent necessary to reflect the principle that all such income and expenses attributable to the operation of the Station on or before the Closing Date shall be for the account of Seller, and all income and expenses attributable to the operation of the Station after the Closing Date shall be for the account of Buyer.

          (b) To the extent not inconsistent with the express provisions of this Agreement, the allocations made pursuant to this Section 2.7 shall be made in
                                                 -----------
accordance with generally accepted accounting principles.

          (c) For purposes of making the adjustments pursuant to this Section, Buyer shall prepare and deliver the Adjustment List to Seller within thirty (30) days following the Closing Date, or such earlier or later date as shall be mutually agreed to by Seller and Buyer. The Adjustment List shall set forth the Adjustment Amount. If the

Adjustment Amount is a credit to the account of Buyer, Seller shall pay such amount to Buyer, and if the Adjustment Amount is a charge to the account of Buyer, Buyer shall pay such amount to Seller. In the event Seller disagrees with the Adjustment Amount determined by Buyer or with any other matter arising out of this subsection, and Buyer and Seller cannot within sixty (60) days resolve the disagreement themselves, the parties will refer the disagreement to an independent certified public accounting firm mutually agreeable to Buyer and Seller, whose decision shall be final and whose fees and expenses shall be allocated between and paid by Seller and Buyer, respectively, to the extent that such party does not prevail on the disputed matters decided by the accountants.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF SELLER
                   ----------------------------------------

     Seller hereby represents and warrants to Buyer as follows:

     3.1  ORGANIZATION AND GOOD STANDING. Seller is a corporation, validly
          ------------------------------
existing and in good standing under the laws of the Commonwealth of Massachusetts. Seller has all requisite power to own, operate and lease its properties and carry on its business as it is now being conducted and as the same will be conducted until the Closing.

     3.2  AUTHORIZATION AND BINDING EFFECT OF DOCUMENTS. The execution and
          ---------------------------------------------
delivery of, and the performance of its obligations under, this Agreement and each of the other Documents by Seller, and the consummation by Seller of the transactions contemplated hereby and thereby, have been duly authorized and approved by all necessary action on the part of Seller. Seller has the power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Documents and to consummate the transactions hereby and thereby contemplated. This Agreement and each of the other Documents have been, or at or prior to the Closing will be, duly executed by Seller. This Agreement constitutes (and each of the other Documents, when so executed and delivered, will constitute) legal and valid obligations of Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights or remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     3.3  ABSENCE OF CONFLICTS. The execution and delivery of, and the
          --------------------
performance of its obligations under, this Agreement and each of the other Documents by Seller, and the consummation by Seller of the transactions contemplated hereby and thereby:

          (a) do not in any material respect, (with or without the giving of notice or the passage of time or both) violate (or result in the creation of any Lien other than a

Permitted Lien on any of the Sale Assets under) any provision of law, rule or regulation or any order, judgment, injunction, decree or ruling applicable to Seller;

          (b) do not in any material respect, (with or without the giving of notice or the passage of time or both) conflict with or result in a breach or termination of, or constitute a default or give rise to a right of termination or acceleration under the articles of incorporation or bylaws of Seller or pursuant to any lease, agreement, commitment or other instrument which Seller is a party to or bound by or by which any of the Sale Assets may be bound, or result in the creation or any Lien other than a Permitted Lien upon any of the Sale Assets.

     3.4  GOVERNMENTAL CONSENTS AND CONSENTS OF THIRD PARTIES. Except for the
          ---------------------------------------------------
required consent of the FCC and except as set forth on Schedule 3.8, the
                                                       ------------
execution and delivery of, and the performance of its obligations under, this Agreement and each of the other Documents by Seller, and the consummation by Seller of the transactions contemplated hereby and thereby, do not require the consent, waiver, approval, permit, license, clearance or authorization of, or any declaration of filing with, any court or public agency or other authority, or the consent of any person under any agreement, arrangement or commitment of a nature which Seller is a party to or bound or by which the Sale Assets are bound by or subject to, the failure of which to obtain would have a material adverse effect on the Sale Assets or the operation of the Station.

     3.5  SALE ASSETS. The Sale Assets include all of the assets, properties and
          -----------
rights of every type and description, real, personal and mixed, tangible and intangible, that are used to a material extent in the conduct of the business of operating the Station in the manner in which it is now being conducted, with the exception of the Excluded Assets. The Sale Assets include sufficient assets to operate the transmitter site of the Station in a manner consistent with ordinary industry practices, except that no field intensity meter is included in the Sale Assets.

     3.6  TANGIBLE PERSONAL PROPERTY. Except as set forth on Schedule 3.6:
          --------------------------                         ------------

          (a) Seller has good, marketable and valid title to all of the items of Tangible Personal Property free and clear of all Liens except Permitted Liens, and including the right to transfer same.

          (b) The Tangible Personal Property complies with applicable rules and regulations of the FCC and the terms of the FCC Licenses.

          (c) The items of Tangible Personal Property are in good operating condition and repair and Seller has no knowledge of any defect in the condition or operation of any item of the Tangible Personal Property which is reasonably likely to have a material adverse effect on the operation of the Station.

     3.7  FCC LICENSES. Seller is the holder of the FCC Licenses listed on
          ------------
Schedule 3.7, and except as set forth on such Schedule, the FCC Licenses (i) are
------------
valid, in good standing and in full force and effect and constitute all of the licenses, permits and authorizations required by the Act, the Rules and Regulations or the FCC for, or used in, the operation of the Station as now operated, and (ii) constitute all the licenses and authorizations issued by the FCC to Seller for or in connection with the current operation of the Station. Seller has no actual knowledge of any condition imposed by the FCC as part of any FCC License which is neither set forth on the face thereof as issued by the FCC nor contained in the Rules and Regulations applicable generally to stations of the type, nature, class or location of the Station. Except as disclosed on
Schedule 3.7, the Station is being operated in accordance with the terms and
------------
conditions of the FCC Licenses applicable to it and in accordance with the Rules and Regulations. Except as set forth on Schedule 3.7, no proceedings are pending
                                        ------------
or, to the knowledge of the Seller, are threatened which may result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to the Station or its operation, other than proceedings affecting the radio broadcasting industry in general. Seller has complied in all material respects with all requirements to file reports, applications and other documents with the FCC with respect to the Station, and all such reports, applications and documents are complete and correct in all material respects. Seller has no knowledge of any matters (i) which could reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition of any fines or forfeitures by the FCC, or (ii) against Seller which could reasonably be expected to result in the FCC's refusal to grant approval of the assignment to Buyer of the FCC Licenses or the imposition of any Material Adverse Condition in connection with approval of such assignment. There are not any unsatisfied or otherwise outstanding citations issued by the FCC with respect to the Station or its operation. The "Public Inspection File" of the Station is complete and in substantial and material compliance with Section 73.3526 of the Rules and Regulations.

     3.8  STATION AGREEMENTS.
          ------------------

          (a) Schedule 3.8 sets forth an accurate and complete list of all
              ------------
agreements, contracts, arrangements or commitments in effect as of the date hereof, including all amendments, modifications and supplements thereto which the Station or its assets or properties are bound by (except employee benefit plans and employment contracts, and other contracts comprising Excluded Assets) which Buyer has agreed to assume.

          (b) Except as set forth in the Schedules, (i) all Station Agreements are legal, valid and enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' fights generally, and subject, as to enforceability, to general principles of equity regardless of whether enforcement is sought in any proceeding at law or in equity; (ii) neither Seller nor, to the knowledge of Seller, any other party thereto, is in material breach of or in material default under any Station Agreements; (iii) to the knowledge of Seller, there has not occurred any event which, after the giving of notice or the lapse of time or both, would constitute a material default under, or result in the material breach of, any Station Agreements which are, individually or in the aggregate, material to the operation of the Station; and
(iv) Seller holds the right to enforce and receive the benefits under all of the Station Agreements, free and clear of all Liens (other than Permitted Liens) but subject to the terms and provision of each such agreement.

        (c) Schedule 3.8 indicates, for each Station Agreement listed thereon,
            ------------
whether consent or approval by any party thereto is required thereunder for consummation of the transactions contemplated hereby.

   3.9 LITIGATION. There are no claims, investigations or administrative,
       ------------
arbitration or other proceedings pending or, to the knowledge of Seller, threatened against Seller which would, individually or in the aggregate if adversely determined, have an adverse effect on the Sale Assets or the operation of the Station, or which would give any third party the right to enjoin the transactions contemplated by this Agreement. To the knowledge of Seller, there is no basis for any such claim, investigation, action, suit or proceeding which would, individually or in the aggregate if adversely determined, have an adverse effect on the Sale Assets or the operation of the Station. There are no existing or, to the knowledge of Seller, pending orders, judgements or decrees of any court or governmental agency affecting Seller, the Station or any of the Sale Assets.

   3.10 LABOR MATTERS. Buyer's consummation of the transactions contemplated by
        --------------
this Agreement in accordance with the terms hereof shall not, as a result of or in connection with the transactions contemplated hereby, impose upon Buyer the obligation to pay any severance or termination pay under any agreement, plan or arrangement binding upon Seller. Seller is not a party or subject to any collective bargaining agreements with respect to the Station. Seller, in the operation of the Station, has complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those related to wages, hours, collective bargaining, occupational safety, discrimination, and the payment of social security and other payroll-related taxes, and it has not received any notice alleging that it has failed to comply in any material respect with any such laws, rules or regulations. No labor union or other collective bargaining representative represents or, to the knowledge of the Seller, claims to represent any of the employees of the Station. To the knowledge of Seller, there is no effort being made to organize the employees or any group of employees of the Station for purposes of collective bargaining.

   3.11 COMPLIANCE WITH LAW. The operation of the Station complies in all
        -------------------
material respects with the applicable rules and regulations of the FCC and all federal, state, local or other laws, statutes, ordinances, regulations, and any applicable order, writ, injunction or decree of any court, commission, board, agency or other instrumentality.

   3.12 ABSENCE OF INSOLVENCY. No insolvency proceedings of any character
        ---------------------
including without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Seller or any of the Sale-Assets, are pending or, to the best knowledge of Seller, threatened, and Seller has made no assignment for the benefit of creditors, nor taken any action with a view to, or which would constitute the basis for the institution of, any such insolvency proceedings.

   3.13 BROKER'S OR FINDER'S FEES. Except as set forth on Schedule 3.13, no
        -------------------------
agent, broker, investment banker or other person or firm acting on behalf of or under the authority of Seller or any affiliate of Seller is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement.

   3.14 INSURANCE. There is now in full force and effect with reputable
        ---------
insurance companies fire and extended coverage insurance with respect to all material tangible Sale Assets and public liability insurance, all in reasonable commercial amounts.

   3.15 TAXES. Seller has filed, or caused to be filed, all federal, state and
        -----
local tax returns required to be filed by Seller with respect to the Station and the Sale Assets. Seller has paid all taxes due for periods covered by such returns.

   3.16 TRANSMITTER SITE ZONING. The transmitter site utilized by the Station
        -----------------------
conforms in all material respects with all applicable zoning ordinances and other governmental regulations.

                                  ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

   Buyer represents and warrants to Seller as follows:

   4.1  ORGANIZATION AND GOOD STANDING. Buyer is a corporation duly organized,
        ------------------------------
validly existing and in good standing under the laws of the State of Delaware and, as of the date of closing, shall be authorized and in good standing to conduct business in the Commonwealth of Massachusetts. Buyer has all requisite corporate power to own, operate and lease its properties and carry on its business as it is now being conducted and as the same will be conducted following the Closing.

   4.2  AUTHORIZATION AND BINDING EFFECT OF DOCUMENTS. Buyer's execution and
        ---------------------------------------------
delivery of, and the performance of its obligations under, this Agreement and each of the other Documents, and the consummation by Buyer of the transactions contemplated hereby and thereby, have been duly authorized and approved by all necessary corporate action on the part of Buyer. This Agreement and each of the other Documents to be executed by Buyer have been, or at or prior to the Closing will be, duly executed by Buyer. The Documents, when executed and delivered by the parties hereto, will constitute the valid and legally binding agreement of Buyer, enforceable against Buyer in accordance with their terms, except as may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights generally, and except as may be limited by general principles of equity (regardless of whether such enforceability is sought in a proceeding in equity or at law).

   4.3  ABSENCE OF CONFLICTS. Buyer's execution and delivery of, and the
        --------------------
performance of its obligations under, this Agreement and each of the other Documents and the consummation by Buyer of the transaction contemplated hereby and thereby:

        (a) Do not in any material respect (with or without the giving of notice or the passage of time or both) violate (or result in the creation of any claim, lien, charge or encumbrance on any of the assets or properties of Buyer under) any provision of law, rule or regulation or any order, judgment, injunction, decree or ruling applicable to Buyer in any manner which would have a material adverse effect on the assets, business, operation or financial condition or results of operations of Buyer;

        (b) Do not (with or without the giving of notice or the passage of time or both) conflict with or result in a breach or termination of, or constitute a default or give rise to a right of termination or acceleration under, the articles of incorporation or bylaws of Buyer or any lease, agreement, commitment or other instrument which Buyer is a party to or bound by or by which any of its assets or properties may be bound.

   4.4  GOVERNMENTAL CONSENTS AND CONSENTS OF THIRD PARTIES. Except for the
        ---------------------------------------------------
required consent of the FCC, Buyer's execution and delivery of, and the performance of its obligations under, this Agreement and each of the other Documents and the consummation by Buyer of the transaction contemplated hereby and thereby, do not require the consent, waiver, approval, permit, license, clearance or authorization of, or any declaration or filing with, any court or public agency or other authority, or the consent of any person under any agreement, arrangement or commitment of any nature which Buyer is a party to or bound by, the failure of which to obtain would have a material adverse effect on the assets, business, operation or financial condition or results of operations of Buyer.

   4.5  QUALIFICATION.
        -------------

        (a) Buyer has no knowledge after due inquiry of any facts concerning Buyer or any other person with an attributable interest in Buyer (as such term is defined under the Rules and Regulations) which, under present law (including the Act) and the Rules and Regulations, would (i) disqualify Buyer from being the holder of the FCC Licenses, the owner of the Sale Assets or the operator of the Station upon consummation of the transactions contemplated by this Agreement, or (ii) raise a substantial and material question of fact (within the meaning of Section 309(e) of the Act) respecting Buyer's qualifications.

        (b) Without limiting the foregoing Subsection (a), Buyer shall make the
                                           --------------
affirmative certifications provided in Section III of FCC Form 314 at the time of filing of such form with the FCC as contemplated by Section 5.2.
                                                       -----------

   4.6  BROKER'S OR FINDER'S FEES. No agent, broker, investment banker, or other
        -------------------------
person or firm acting on behalf of or under the authority or Buyer or any affiliate of Buyer is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with transactions contemplated by this Agreement.

   4.7  LITIGATION. There are no legal, administrative, arbitration or other
        ----------
proceedings or governmental investigations pending or, to the knowledge of Buyer, threatened against Buyer that would give any third party the right to enjoin the transactions contemplated by this Agreement.

                                   ARTICLE V
                                   ---------

                    TRANSACTIONS PRIOR TO THE CLOSING DATE
                    --------------------------------------

   5.1  CONDUCT OF THE STATION'S BUSINESS PRIOR TO THE CLOSING DATE. Subject
        -----------------------------------------------------------
to the terms and conditions of the LMA, Seller covenants and agrees with Buyer that between the date hereof and the Closing Date, unless the Buyer otherwise agrees in writing, Seller shall:

        (a) Use reasonable efforts to operate the Station in substantially the manner in which it is currently being operated:

        (b) Use reasonable commercial efforts to maintain insurance upon all of the tangible Sale Assets in such amounts and of such kind comparable to that in effect on the date hereof with respect to such Sale Assets and with respect to the operation of the Station, with insurers of substantially the same or better financial condition;

        (c) Operate the Station and otherwise conduct its business in accordance with the terms or conditions of its FCC Licenses, the Rules and Regulations, the Act and all other rules and regulations, statutes, ordinances and orders of all governmental authorities having jurisdiction over any aspect of the operation of the Station, except where the failure to so operate the Station would not have a material adverse effect on the Sale Assets or the operation of the Station or on the ability of Seller to consummate the transactions contemplated hereby;

        (d) Comply in all material respects with all Station Agreements now or hereafter existing which are material, individually or in the aggregate, to the operation of the Station;

        (e) Promptly notify Buyer of any material default by, or claim of default against, any party under any Station Agreements which are material, individually or in the aggregate, to the operation of the Station, and any event or condition which, with notice or lapse of time or both, would constitute an event of default under such Station Agreements;

        (f) Not mortgage, pledge or subject to any Lien (except in the ordinary course of business) any of the Sale Assets;

        (g) Not sell, lease or otherwise dispose of, nor agree to sell, lease or otherwise dispose of, any of the Sale Assets, except for dispositions in the ordinary course of business unless said assets are replaced with assets of equivalent condition and functionality;

        (h) Not acquire or lease any goods or services or enter into, amend or terminate any license, lease of real or personal property or any other Station Agreement, other than in the ordinary course of business;

        (i) Notify Buyer of any material litigation pending or threatened against the Station or Seller or any material damage to or destruction of any assets included or to be included in the Sale Assets.

   5.2  GOVERNMENTAL CONSENTS. Seller and Buyer shall file with the FCC, within
        ---------------------
ten (10) business days after the execution of this Agreement, such applications and other documents in the name of Seller or Buyer, as appropriate, as may be necessary or advisable to obtain the FCC Order. Seller and Buyer shall take all commercially reasonable steps necessary to prosecute such filings with diligence and shall diligently oppose any objections to, appeals from or petitions to reconsider such approval of the FCC, to the end that the FCC Order and a Final Action with respect thereto may be obtained as soon as practicable; provided, however, that in the event the application for assignment of the FCC Licenses has been designated for hearing, either Buyer or Seller may elect to terminate this Agreement pursuant to Section 10.1 (c). Buyer shall not knowingly take, and
                           ----------------
Seller covenants that Seller shall not knowingly take, any action that party knows or has reason to know would materially and adversely affect or materially delay issuance of the FCC Order without a Material Adverse Condition, unless such action is requested or required by the FCC, its staff or the Rules and Regulations. Should Buyer or Seller become aware of any facts which could reasonably be expected to materially and adversely affect or materially delay issuance of the FCC Order without a Material Adverse Condition (including but not limited to, in the case of Buyer, any facts which would reasonably be expected to disqualify Buyer from controlling the Station), such party shall promptly notify the other party thereof in writing and both parties shall cooperate to take all steps necessary or desirable to resolve the matter expeditiously and to obtain the FCC's approval of matters pending before it.

   5.3  OTHER CONSENTS. Seller shall use its reasonable best efforts to obtain
        --------------
the consent or waivers to the transactions contemplated by this Agreement required under any assumed Station Agreements; provided that Seller shall not be required to pay or grant- any material consideration in order to obtain any such consent or waiver.

   5.4  ACCESS PRIOR TO THE CLOSING DATE. Prior to the Closing, Buyer and its
        --------------------------------
representatives may make such reasonable investigation of the assets and business of the Station as it may desire; and Seller shall give to Buyer, its counsel, accountants and other representatives reasonable access during normal business hours throughout the period prior to the Closing, provided that (i) Buyer shall give Seller reasonable advance notice of each date on which Buyer or any such other person or entity desires such access, (ii) each person (other than an officer of Buyer) shall, if requested by Seller, be accompanied by an officer or their representative of Buyer approved by Seller, which approval shall not be unreasonably withheld, (iii) the investigations at the offices of Seller shall be reasonable in number and frequency, and (iv) all investigations shall be conducted in such a manner as not to physically damage any property or constitute a disruption of the operation of the Station or Seller. Seller shall furnish to Buyer during such period all documents and copies of documents and information concerning the business and affairs of Seller and the Station as Buyer may reasonably request.

   5.5  CONFIDENTIALITY; PRESS RELEASE.
        ------------------------------

        (a) All information, data and materials furnished or to be furnished to either party with respect to the other party in connection with this transaction or pursuant to this Agreement are confidential. Each party agrees that prior to Closing (i) it shall not disclose or otherwise make available, at any time, any such information, data or material to any person who does not have a confidential relationship with such party; (ii) it shall protect such information, data and material with a high degree of care to prevent the disclosure thereof; and (iii) if, for any reason, this transaction is not consummated, all information, data or material concerning the other party obtained by such party, and all copies thereof, will be returned to the other party. After Closing, neither party will disclose or otherwise make available to any person any of such information, data or material concerning the other party, except as may be necessary or appropriate in connection with the operation of the Station by Buyer. Each party shall use its reasonable efforts to prevent the violation of any of the foregoing confidentiality provisions by its respective representatives.

        (b) Nothing in this Section shall prohibit Buyer or Seller from: (i) using such information, data and materials in connection with any action or proceeding brought or any claim asserted by Buyer or Seller in respect of any breach by the other of any representation, warranty or covenant made in or pursuant to this Agreement; (ii) supplying or filing such information, data or materials to or with the FCC or any other valid governmental or court authority to the extent reasonably necessary to obtain any consent, waiver, amendment, modification, approval, authorization, permit or license which may be necessary to effectuate this Agreement, and to consummate the transaction contemplated herein; or (iii) in the case of Buyer, supplying such information, data or materials as may be reasonably requested by a prospective lender or investor; provided that said prospective lender or investor shall agree, in advance of its receipt of said information, data or materials, to treat the information, data and materials confidentially and will not disclose it, or any portion of it, to anyone.

        (c) In the event that either party determines in good faith that a press release or other public announcement is desirable under any circumstances, the parties shall consult with each other to determine the appropriate timing, form and content of such release or announcement and thereafter may make such release or announcement.

   5.6  REASONABLE BEST EFFORTS. Subject to the terms and conditions of this
        -----------------------
Agreement, each of the parties hereto will use its reasonable best efforts to take all action and to do all things necessary, proper or advisable to satisfy any condition to the parties' obligations hereunder in its power to satisfy and to consummate and make effective as soon as practicable the transactions contemplated by this Agreement.

   5.7  FCC REPORTS. Seller shall continue to file, on a current basis until the
        -----------
Closing Date, all reports and documents required to be filed with the FCC with respect to the Station. Seller shall provide Buyer with copies of all such filings within five (5) business days of the filing with the FCC.

   5.8  CONVEYANCE FREE AND CLEAR OF LIENS. At or prior to the Closing, Seller
        ----------------------------------
shall obtain executed releases, in suitable form for filing and otherwise in form and substance reasonably satisfactory to Buyer, of any security interests granted in the Sale Assets and properties as security for payment of loans and other obligations or judgments and of any other Liens on the Sale Assets. At the closing, Seller shall transfer and convey to Buyer all of the Sale Assets free and clear of all Liens except Permitted Liens.

                                  ARTICLE VI
                                  ----------

                         CONDITIONS PRECEDENT TO THE
                         OBLIGATIONS OF BUYER TO CLOSE
                         -----------------------------

   Buyer's obligation to close the transaction contemplated by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, unless waived by Buyer in writing:

   6.1  ACCURACY OF REPRESENTATIONS AND WARRANTIES; CLOSING CERTIFICATE.
        ---------------------------------------------------------------

        (a) The representations and warranties of Seller contained in this Agreement or in any other Document shall be complete and correct in all material respects on the date hereof and at the Closing Date with same effect as though made at such time except for changes that are not materially adverse to the Station or the Sale Assets taken as a whole; provided, however, that the accuracy of Seller's representations or warranties shall not be a condition precedent to Buyer's obligation to close if the representation or warranty are made untrue by the acts, errors, or omissions of Buyer in its capacity as programmer under the LMA agreement.

        (b) Seller shall have delivered to Buyer on the Closing Date a certificate that (i) the condition specified in Section 6.1 (a) is satisfied as
                                                ---------------
of the Closing Date, and (ii) except as set forth in such certificate (none of which exceptions shall be materially adverse to the Station, the Sale Assets or Seller's ability to consummate the transaction contemplated hereby), the condition specified in Section 6.2 is satisfied as of the Closing Date.
                       -----------

   6.2  PERFORMANCE OF AGREEMENTS. Seller shall have performed in all material
        -------------------------
respects all of its covenants, agreements and obligations required by this Agreement and each of the other Documents to be performed or complied with by it prior to or upon the Closing Date.

   6.3  FCC AND OTHER CONSENTS.
        ----------------------

        (a) The FCC Order shall have been issued by the FCC without any Material Adverse Condition affecting Buyer and shall have become a Final Action without any Material Adverse Condition affecting Buyer.

        (b) Conditions which the FCC Order or any order, ruling or decree of any judicial or administrative body relating thereto or in connection therewith specifies and requires to be satisfied prior to transfer of the FCC Licenses to Buyer shall have been satisfied by Seller.

        (c) All other authorizations, consents, approvals and clearances of federal, state or local governmental agencies required to permit the consummation by Buyer of the transactions contemplated by this Agreement shall have been obtained; all statutory and regulatory requirements for such consummation shall have been fulfilled; and no such authorizations, consents, approvals or clearances shall contain any conditions that individually or in the aggregate would have a material adverse effect on the operations of the Station.

   6.4  ADVERSE PROCEEDINGS. Neither Buyer nor any affiliate of Buyer shall be
        -------------------
subject to any ruling, decree, order or injunction restraining, imposing material limitations on or prohibiting (i) the consummation of the transactions contemplated hereby or (ii) its participation in the operation, management, ownership or control of the Station; and no litigation, proceeding or other action seeking to obtain any such ruling, decree, order or injunction shall be pending or shall have been threatened in writing. No governmental authority having jurisdiction shall have notified any party to this Agreement that consummation of the transaction contemplated hereby would constitute a violation of the laws of the United States or of any state or political subdivision or that it intends to commence proceedings to restrain such consummation or to force divestiture, unless such governmental authority shall have withdrawn such notice. No governmental authority having jurisdiction shall have commenced any such proceeding.

   6.5  OTHER CONSENTS. Seller shall have obtained in writing and provided to
        --------------
Buyer on or before the Closing Date, without any condition materially adverse to Buyer or the Station, the consents or waivers to the transactions contemplated by this Agreement required under those Station Agreements which Buyer has elected to assume.

   6.6  DELIVERY OF CLOSING DOCUMENTS. Seller shall have delivered or caused to
        -----------------------------
be delivered to Buyer on the Closing Date each of the Documents required to be delivered pursuant to Section 8.2.
                      -----------

   6.7  DAMAGE TO THE ASSETS. The Station shall not have on the Closing Date, or
        --------------------
any time between the date of this Agreement and the Closing Date, suspended broadcasting at authorized power by reason of any cause or event. In such event, Buyer shall have the fight to postpone the Closing Date until the Station is broadcasting at authorized power. Seller shall use all reasonable efforts to effect the resumption of such broadcasting. In any event, if the Station has suspended broadcasting and does not resume broadcasting at authorized power within 168 hours, Buyer at any time thereafter shall have the right, in its complete discretion, to terminate this Agreement upon written notice to Seller. For purposes of this Section 6.7, suspending broadcasting at authorized power
                     -----------
shall mean failure to broadcast regularly with the presently authorized power in accordance with established past practice and schedules, except for ordinary maintenance and other temporary suspension.

                                  ARTICLE VII

                         CONDITIONS PRECEDENT OF THE
                         OBLIGATION OF SELLER TO CLOSE
                         -----------------------------

   The obligation of Seller to close the transaction contemplated by this Agreement is subject to the satisfaction, on or prior to the closing Date, of each of the following conditions, unless waived by Seller in writing:

   7.1  ACCURACY OF REPRESENTATIONS AND WARRANTIES.
        ------------------------------------------

        (a) The representations and warranties of Buyer contained in this Agreement shall be complete and correct in all material respects on the date hereof and at the Closing Date with the same effect as though made at such time except for changes that are not materially adverse to Seller.

        (b) Buyer shall have delivered to Seller on the Closing Date a certificate that (i) the condition specified in Section 7.1(a) is satisfied as of the Closing Date, and (ii) except as set forth in such certificate (none of which exceptions shall be materially adverse to Buyer's ability to consummate the transaction contemplated hereby), the conditions specified in Section 7.2 are satisfied as of the Closing Date.
                            -----------

   7.2  PERFORMANCE OF AGREEMENTS. Buyer shall have performed in all material
        -------------------------
respects all of its covenants, agreements and obligations required by this Agreement and each of the other Documents to be performed or complied with by it prior to or upon the Closing Date.

   7.3  FCC AND OTHER CONSENTS.
        ----------------------

        (a) The FCC Order shall have been issued by the FCC and shall have become effective without a material adverse condition affecting Seller.

        (b) Conditions which the FCC Order or any order, ruling or decree of any judicial or administrative body relating thereto or in connection therewith specifies and requires to be satisfied prior to transfer of the FCC Licenses to Buyer shall have been satisfied by Buyer.

        (c) All other authorizations, consents, approvals and clearances of all Federal, state and local governmental agencies required to permit the consummation by Seller of the transactions contemplated by this Agreement shall have been obtained; all statutory and regulatory requirements for such consummation shall have been fulfilled; and no such authorizations, consents, approvals or clearances shall contain any conditions that individually or in the aggregate would have any material adverse effect on Seller.

   7.4  ADVERSE PROCEEDINGS. Seller shall not be subject to any ruling, decree,
        -------------------
order or injunction restraining, imposing material limitations on or prohibiting the consummation of the transactions contemplated hereby. No governmental authority having jurisdiction shall have notified any party to this Agreement that consummation of the transactions contemplated hereby would constitute a violation of the laws of the United States or of any state or political subdivision or that it intends to commence proceedings to restrain such consummation or to force divestiture, unless such governmental authority shall have withdrawn such notice. No governmental authority having jurisdiction shall have commenced any such proceeding.

   7.5  DELIVERY OF CLOSING DOCUMENTS AND PURCHASE PRICE. Buyer shall have
        ------------------------------------------------
delivered or caused to be delivered to Seller on the Closing Date each of the documents required to be delivered pursuant to Section 8.3, and Seller shall
                                               -----------
have received payment of the Purchase Price with the form of payment set forth in Section 2.5.
   -----------

                                 ARTICLE VIII

                                    CLOSING
                                    -------

   8.1  TIME AND PLACE. The Closing shall take place at the offices of Seller's
        --------------
Counsel in Boston, Massachusetts, or at such other place as the parties agree, at 10:00 A.M. Pacific Time on the date (the "Closing Date") that is the later of
(i) the fifth Business Day after the Applicable Date or (ii) the date as soon as practicable following satisfaction or waiver of the conditions precedent hereunder. The Applicable Date shall be the date on which the FCC Order shall have become a Final Action.

   8.2  DOCUMENTS TO BE DELIVERED TO BUYER BY SELLER. At the Closing, Seller
        --------------------------------------------
shall deliver or cause to be delivered to Buyer the following in form and substance reasonably satisfactory to Buyer:

        (a) Certified resolutions of Seller's Board of Directors approving the execution and delivery of this Agreement and each of the other documents and authorizing the consummation of the transactions contemplated hereby and thereby.

        (b) The certificate required by Section 6.1(b).
                                        --------------

        (c) A bill of sale and other instruments of transfer and conveyance transferring to Buyer the Tangible Personal Property.

        (d) Executed releases, in suitable form for filing and otherwise in form and substance reasonably satisfactory to Buyer, of any security interests granted in the Sale Assets as security for payment of loans and other obligations and of any other Liens (other than Permitted Liens).

        (e) An instrument or instruments assigning to Buyer all fight, title and interest of Seller in and to all Station Agreements being assumed by Buyer.

        (f) An instrument assigning to Buyer all right, title and interest of Seller in the FCC Licenses, all pending applications relating to the Station before the FCC, and any remaining Sale Assets not otherwise conveyed.

        (g) A receipt acknowledging payment by the Buyer of the Purchase Price.

        (h) A certificate of Seller's good standing in the Commonwealth of Massachusetts.

        (i) Such additional information and materials as Buyer shall have reasonably requested, including without limitation, evidence that all consents and approvals required as a condition to Buyer's obligation to close hereunder have been obtained.

   8.3  DOCUMENTS TO BE DELIVERED TO SELLER BY BUYER. At the Closing, Buyer
        --------------------------------------------
shall deliver or cause to be delivered to Seller the following in form and substance reasonably satisfactory to Seller:

        (a) Certified resolutions of Buyer's Board of Directors approving the execution and delivery of this Agreement and each of the other Documents and authorizing the consummation of the transaction contemplated hereby and thereby.

        (b) The Purchase Price with the form of payment set forth in Section
                                                                     -------
2.5.
---

        (c) All documents necessary for the release of the Earnest Money to Seller;

        (d) The certificate required under Section 7.1 (b).
                                           ---------------

        (e) An instrument executed by Buyer whereby Buyer shall assume all obligations of Seller under the Station Agreements.

        (f) A certificate of Buyer's good standing in Massachusetts.

        (g) Such additional information and materials as Seller shall have reasonably requested.

                                  ARTICLE IX
                                  ----------

                  SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                  -------------------------------------------
                                INDEMNIFICATION
                                ---------------

   9.1  SURVIVAL OF REPRESENTATION AND WARRANTIES. All representations,
        -----------------------------------------
warranties, covenants and agreements contained in this Agreement or in any other Document shall survive the Closing for the Survival Period and the Closing shall not be deemed a waiver by either party of the representations, warranties, covenants or agreements of the other party contained herein or in any other Document. No claim may be brought under this Agreement or any other Document unless written notice describing in reasonable detail the nature and basis of such claim is given on or prior to the last day of the Survival Period. In the event such a notice is so given, the fight to indemnification with respect thereto under this Article shall survive the Survival Period until such claim is finally resolved and any obligations with respect thereto are fully satisfied.

   9.2  INDEMNIFICATION IN GENERAL. Buyer and Seller agree that the rights to
        --------------------------
indemnification and to be held harmless set forth in this Agreement shall, as between the parties hereto and their respective successors and assigns, be exclusive of all rights to indemnification and to be held harmless that such party (or its successors or assigns) would otherwise have by statute, common law or otherwise.

   9.3  INDEMNIFICATION BY SELLER.
        -------------------------

        (a) Subject to the provisions of Subsection (b) below, Seller shall
                                         --------------
indemnify and hold harmless Buyer and any officer, director, agent, employee and affiliate thereof with respect to any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including reasonable attorneys' fees) relating to or arising out of:

            (i) Any breach or non-performance by Seller of any of its representations, warranties, covenants or agreements set forth in this Agreement or any other Documents; or

            (ii) The ownership or operation by Seller of the Station or the Sale Assets on or prior to the Closing Date; or

            (iii) All other liabilities and obligations of Seller other than the Assumed Obligations; or

            (iv) Noncompliance by Seller with the provisions of the Bulk Sales Act, if applicable, in connection with the transaction contemplated hereby.

        (b) Notwithstanding anything contained herein to the contrary, if Closing occurs, Seller shall not be obligated to indemnify Buyer pursuant to Subsection (a), above (i) for any amounts in excess of the Purchase Price in the
--------------
aggregate, or (ii) until the aggregate amount of such claims, liabilities, damages, losses, costs and expenses exceeds Buyer's Threshold Limitation, in which case Buyer shall then be entitled to indemnification of the amount in excess of Buyer's Threshold Limitation, provided that any amounts owed by Seller to Buyer under Subsection (a) (iv) above and Section 2.7 shall not be counted in
               -------------------           -----------
determining whether Buyer's Threshold Limitation is satisfied, and Buyer shall have the right to recover any such payment without regard to such limitation.

   9.4  INDEMNIFICATION BY BUYER.
        -------------------------

        (a) Subject to the provisions of Subsection (b) below and Section 10.2
                                         --------------           ------------
below, Buyer shall indemnify and hold harmless Seller and any officer, director, agent, employee and affiliate thereof with respect to any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including reasonable attorneys' fees) relating to or arising out of:

            (i) Any breach or non-performance by Buyer of any of its representations, warranties, covenants or agreements set forth in this Agreement or any other Document; or

            (ii) The ownership or operation of the Station or the sale of the Station after the Closing Date.

        (b) Notwithstanding anything contained herein to the contrary, if Closing occurs, Buyer shall not be obligated to indemnify Seller pursuant to Subsection (a) above (i) for any amounts in excess of the Purchase Price in the
--------------
aggregate, or (ii) unless and until the aggregate amount of such claims, liabilities, damages, Iosses, costs and expenses exceeds Seller's Threshold Limitation, in which case Seller shall then be entitled to indemnification of the amount in excess of Seller's Threshold Limitation, provided that any payment owed by Buyer to Seller under Section 2.7 shall not be counted in determining
                              -----------
whether Seller's Threshold Limitation is satisfied, and Seller shall have the right to recover any such payment without regard to any such limitation.

   9.5  INDEMNIFICATION PROCEDURES. In the event that an Indemnified Party may
        --------------------------
be entitled to indemnification hereunder with respect to any asserted claim of, or obligation or liability to, any third party, such party shall notify the Indemnifying Party thereof, describing the matters involved in reasonable detail, and the Indemnifying Party shall be entitled to assume the defense thereof upon written notice to the Indemnified Party with counsel reasonably satisfactory to the Indemnified Party; provided, that once the defense thereof is assumed by the Indemnifying Party, the Indemnifying Party shall keep the Indemnified Party advised of all developments in the defense thereof and any related litigation, and the Indemnified Party shall be entitled at all times to participate in the defense thereof at its own expense. If the Indemnifying Party fails to notify the Indemnified Party of its election to defend or contest its obligation to indemnify under this Article IX, the Indemnified Party may pay,
                                   ----------
compromise, or defend such a claim without prejudice to any fight it may have hereunder.

                                   ARTICLE X
                                   ---------

                        TERMINATION; LIQUIDATED DAMAGES
                        -------------------------------

   10.1 TERMINATION. If Closing shall not have previously occurred, this
        -----------
Agreement shall terminate upon the earliest of:

        (a) the giving of written notice from Seller to Buyer, or from Buyer to Seller, if:

            (i) Seller gives such termination notice and is not at such time in material default hereunder, or Buyer gives such termination notice and Buyer is not at such time in material default hereunder; and

            (ii)   Either:

                   (A) any of the representations or warranties contained herein of Buyer (if such termination notice is given by Seller), or of Seller (if such termination notice is given by Buyer), are inaccurate in any material respect and materially adverse to the party giving such termination notice unless the inaccuracy has been induced by or is the result of actions or omissions of the party giving such termination notice, and such inaccuracy has not been corrected or remedied within twenty (20) days after written notice thereof from the party giving such termination notice nor waived in writing by the party giving such termination notice; or

                   (B) Any material obligation to be performed by Buyer (if such termination notice is given by Seller) or by Seller (if such termination notice is given by Buyer) is not timely performed in any material respect unless the lack of timely performance has been induced by or is the result of actions or omissions of the party giving such termination notice, and such material obligation has not been satisfied within twenty (20) days after written notice thereof from the party giving such termination notice nor waived in writing by the party giving such termination notice; or

                   (C) Any condition (other than those referred to in foregoing Clauses (A) and (B)) to the obligation to close the transaction contemplated
-----------     ---
herein of the party giving such termination notice has not been timely satisfied; and any such inaccuracy, failure to perform or non-satisfaction of a condition neither has been cured nor satisfied within twenty (20) days after written notice thereof from the party giving such termination notice nor waived in writing by the party giving such termination notice.

        (b) Written notice from Seller to Buyer, or from Buyer to Seller, at any time after one year from the date of execution of this Agreement, provided that termination shall not occur upon the giving of such termination notice by Seller if Seller is at such time in material default hereunder or upon the giving of such termination notice by Buyer if Buyer is at such time in material default hereunder.

        (c) Written notice from Seller to Buyer, or from Buyer to Seller, at any time following a determination by the FCC that the application for consent to assignment of the FCC Licenses has been designated for hearing; provided that the party which is the subject of the hearing (or whose alleged actions or omissions resulted in the designation for hearing) may not elect to terminate under this subsection (c).

        (d) The written election by Buyer under Article XI.
                                                ----------

        (e) The default of Buyer under the LMA.

        (f) The default of Seller under the LMA.

   10.2 OBLIGATIONS UPON TERMINATION.
        ----------------------------

        (a) In the event this Agreement is terminated pursuant to Section 10.1
                                                                  ----------
(a)(ii)(A), Section 10.1 (a)(ii)(B) or Section 10.1 (e), the aggregate
----------  -----------------------    ----------------
liability of Buyer for breach hereunder shall be limited as provided in Subsections (c) and (e), below and the aggregate liability for Seller for breach
-----------------------
hereunder shall be limited as provided in Subsections (d) and (e), below. In the
                                          -----------------------
event this Agreement is terminated for any other reason, neither party shall have any liability hereunder.

        (b) Upon termination of this Agreement, Buyer shall be entitled to the return of the Earnest Money from the Escrow Agent under the Escrow Agreement (i) if such termination is effected by Buyer's giving of valid written notice to Seller pursuant to Sections 10.1 (a), (b), (c), (d) or (f), or (ii) if such
                   ---------------------------------------
termination is effected by Seller's giving of valid written notice to Buyer pursuant to Sections 10.1 (a)(ii)(C), 10.1 (b) or 10.1 (c). If Buyer is entitled
            ----------------------------------------------
to the return of the Earnest Money, Seller shall cooperate with Buyer in taking such action as is required under the Escrow Agreement in order to effect such return from the Escrow Agent.

        (c) If this Agreement is terminated by Seller's giving of valid written notice to Buyer pursuant to Section(s) 10.1 (a)(ii)(A) or (B) or Section 10.1
                            ---------------------------------    ------------
(e), Buyer agrees that: (i) Seller shall be entitled to receive upon such
---
termination, as liquidated damages and not as a penalty, Two Hundred Fifty Thousand Dollars ($250,000) ("Liquidated Damages Amount"); (ii) Seller shall be entitled to collect the Liquidated Damages Amount by receiving a disbursement from the Escrow Agent under the Escrow Agreement equal to the lesser of the entire Earnest Money or the Liquidated Damages Amount; and (iii) Seller shall be entitled to pursue any other remedy available to Seller at law or equity to recover from Buyer the full amount of the Liquidated Damages Amount provided that the total monetary damages to which Seller shall be entitled shall not exceed the Liquidated Damages Amount. Notwithstanding anything herein to the contrary, in the event the parties enter into the LMA, the "Liquidated Damages Amount" shall be Three Hundred Fifty Thousand Dollars ($350,000). SELLER'S RECEIPT OF THE LIQUIDATED DAMAGES AMOUNT SHALL CONSTITUTE PAYMENT OF LIQUIDATED DAMAGES HEREUNDER AND NOT A PENALTY, AND SHALL BE SELLER'S SOLE REMEDY AT LAW OR IN EQUITY FOR BUYER'S BREACH HEREUNDER IF CLOSING DOES NOT OCCUR. BUYER AND SELLER EACH ACKNOWLEDGE AND AGREE THAT THE LIQUIDATED DAMAGE AMOUNT IS REASONABLE IN LIGHT OF THE ANTICIPATED HARM WHICH WILL BE CAUSED BY BUYER'S BREACH OF THIS AGREEMENT, THE DIFFICULTY OF PROOF OF LOSS, THE INCONVENIENCE AND NON-FEASIBILITY OF OTHERWISE OBTAINING AN ADEQUATE REMEDY, AND THE VALUE OF THE TRANSACTION TO BE CONSUMMATED HEREUNDER.

        (d) Notwithstanding any provision of this Agreement to the contrary, but subject to the provisions of the following sentence, if this Agreement is terminated by Buyer's giving of written notice to Seller pursuant to Subsection
                                                                     ----------
10.1 (a), Buyer shall not
--------
be entitled to damages or indemnification from Seller. Subject to the following sentence, if Seller attempts to terminate this Agreement under circumstances where it is not entitled to do so, or if Seller, by its own action, causes a breach of warranty or fails to satisfy a condition (including without limitation a refusal to consummate the transaction after Buyer has satisfied all conditions to Seller's obligation to close and Buyer has demonstrated its willingness and ability to close on the terms set forth in this Agreement and Buyer is not in default hereunder) with the intent of creating a situation whereby Buyer elects to terminate under Section 10.1(a) and Buyer does so elect to terminate, the
                   ---------------
monetary damages, if any, to which Buyer shall be entitled shall be limited to direct and actual damages and shall in no event exceed One Hundred Thousand Dollars ($100,000) in the aggregate.

        (e) In any dispute between Buyer and Seller as to which party is entitled to all or a portion of the Earnest Money, the prevailing party shall receive, in addition to that portion of the Earnest Money to which it is entitled, an amount equal to interest on that portion at the rate of 10% per annum, calculated from the date the prevailing party's demand for all or a portion of the Earnest Money is received by the Escrow Agent.

   10.3 Termination Notice. Each notice given by a party pursuant to Section
        ------------------                                           -------
10.1 to terminate this Agreement shall specify the Subsection (and clause or
----
clauses thereof) of Section 10.1 pursuant to which such notice is given.
                    ------------

                                  ARTICLE XI
                                  ----------

                                   CASUALTY
                                   --------

   The risk of any loss, damage or destruction to the Sale Assets from fire or other cause shall be borne by Seller at all times prior to the Closing Date hereunder. Upon the occurrence of any casualty loss, damage or destruction material to the operation of the Station prior to the Closing, Seller shall promptly give Buyer written notice setting forth in detail the extent of such loss, damage or destruction and the cause thereof if known. Seller shall use its reasonable efforts to promptly commence and thereafter to diligently proceed to repair or replace any such lost, damaged or destroyed property. In the event that such repair or replacement is not fully completed prior to the Closing Date, Buyer may elect to postpone the Closing until Seller's repairs have been fully completed or to consummate the transactions contemplated hereby on the Closing Date, in which event Seller shall assign to Buyer the portion of the insurance proceeds (less all reasonable costs and expenses, including without limitation attorney's fees, expenses and court costs incurred by Seller to collect such amounts), if any, not previously expended by Seller to repair or replace the damaged or destroyed property (such assignment of proceeds to take place regardless of whether the parties close on the scheduled or deferred Closing Date) and Buyer shall accept the damaged Sale Assets in their damaged condition.

                                  ARTICLE XII
                                  -----------

                              CONTROL OF STATION
                              ------------------

   Except as otherwise provided in the LMA, between the date of this Agreement and the Closing Date, Buyer shall not control, manage or supervise the operation of the Station or conduct of its business, all of which shall remain the sole responsibility and under the control of Seller, subject to Seller's compliance with this Agreement.

                                 ARTICLE XIII
                                 ------------

                                 MISCELLANEOUS
                                 -------------

   13.1 FURTHER ACTIONS. From time to time before, at and after the Closing,
        ----------------
each party, at its expense and without further consideration, will execute and deliver such documents to the other party, and take all such actions, as the other party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

   13.2 ACCESS AFTER THE CLOSING DATE. After the Closing and for a period of
        -----------------------------
twelve (12) months, Buyer shall provide Seller, Seller's counsel, accountants and other representatives with reasonable access during normal business hours to the books, records and personnel of the Station pertaining to transactions occurring prior to the Closing Date when requested by Seller, and Buyer shall retain such books and records for the normal document retention period of Buyer. At the request and expense of Seller, Buyer shall deliver copies of any such books and records to Seller.

   13.3 PAYMENT OF EXPENSES.
        --------------------

        (a) Any fees assessed by the FCC in connection with the filings contemplated by Section 5.2(a) or consummation of the transactions contemplated
                --------------
hereby shall be shared equally between Seller and Buyer.

        (b) All state or local sales or use, stamp or transfer, grant and other similar taxes payable in connection with consummation of the transactions contemplated hereby shall be shared equally between Seller and Buyer.

        (c) Except as otherwise expressly provided in this Agreement, each of the parties shall bear its own expenses, including the fees of any attorneys and accountants engaged by such party, in connection with this Agreement and the consummation of the transactions contemplated herein.

   13.4 SPECIFIC PERFORMANCE. Seller acknowledges that the Station is of a
        ---------------------
special, unique, and extraordinary character, and that any breach of this Agreement by Seller could not be compensated for by damages. Accordingly, if Seller shall breach its obligations under this Agreement, Buyer shall be entitled, in addition to any other remedies it may have pursuant to this Agreement, to enforcement of this Agreement (subject to obtaining any required approval of the FCC) by decree of specific performance or injunctive relief requiring Seller to fulfill its obligations under this Agreement. In any action by Buyer to equitably enforce the provisions of this Agreement, Seller shall waive the defense that there is an adequate remedy at law or equity and agrees that Buyer shall have the right to obtain specific performance of the terms of this Agreement without being required to prove actual damages, post bond or furnish other security.

   13.5 NOTICES. All notices, demands or other communications given hereunder
        --------
shall be in writing and shall be sufficiently given if delivered by courier or sent by registered or certified mail, first class, postage prepaid, or by telex, cable, telegram, telecopy or similar written means of communication, addressed as follows:

        (a) if to Buyer, to:

                    Hibernia Communications, Inc.
                    42 West Lancaster Drive, Suite 200
                    Ardmore, Pennsylvania 19003
                    Facsimile No.: (610) 658-2929

        With a copy to:

                    Kenneth E. Satten, Esq.
                    Wilkinson, Barker, Knauer & Quinn
                    1735 New York Avenue, N.W.
                    Washington, D.C. 20006
                    Facsimile No.: (202) 783-5851

        (b) if to Seller, to:

                    New England Continental Media, Inc.
                    c/o Salem Communications Corporation
                    4880 Santa Rosa Road, Suite 300
                    Camarillo, CA 93012
                    Facsimile No.: (805) 482-7290
                    Attention: Jonathan L. Block, Esq.

or such other address with respect to any party hereto as such party may from time to time notify (as provided above) to the other party hereto. Any such notice, demand or communication shall be deemed to have been given (i) if so mailed, as of the close of the third business day following the date mailed, and
(ii) if personally delivered or otherwise sent as provided above, on the date received.

   13.6  ENTIRE AGREEMENT. This Agreement, the Schedules and Exhibits hereto,
         -----------------
and the other Documents constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede any prior negotiations, agreements, understandings or arrangements between the parties with respect to the subject matter hereof.

   13.7  BINDING EFFECT; BENEFITS. Except as otherwise provided herein, this
         -------------------------
Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors or assigns. Except to the extent specified herein, nothing in this Agreement, express or implied, shall confer on any person other than the parties hereto and their respective successors or assigns any fights, remedies, obligations or liabilities under or by reason of this Agreement.

   13.8  ASSIGNMENT. This Agreement and any rights hereunder shall not be
         -----------
assignable by either party hereto without the prior written consent of the other party; provided, however, that (so long as the assignment does not delay the date of Closing hereunder) Buyer may assign this Agreement and its rights hereunder to an entity controlled by Buyer or controlled by those persons and/or entities controlling Buyer.

   13.9  GOVERNING LAW. This Agreement shall in all respects be governed by and
         --------------
construed in accordance with the laws of the Commonwealth of Massachusetts, including all matters of construction, validity and performance.

   13.10 BULK SALES. Buyer hereby waives compliance by Seller with the
         -----------
provisions of the Bulk Sales Act and similar laws of any state or jurisdiction, if applicable. Seller shall, in accordance with Article IX, indemnify and hold
                                                ----------
Buyer harmless from and against any and all claims made against Buyer by reason of such non-compliance.

   13.11 ENVIRONMENTAL REPORTS. Buyer may, at its election and cost, conduct a
         ----------------------
Phase I audit of the Real Property.

   13.12 EMPLOYEES AND EMPLOYEE BENEFITS. Buyer has no obligation hereunder to
         --------------------------------
offer employment to any employee of Seller. Seller shall be responsible for all compensation (including accrued vacation and commissions), employees benefits and any severance obligations due to be paid for employees of the Station.

   13.13 AMENDMENTS AND WAIVERS. No term or provision of this Agreement may be
         -----------------------
amended, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom the enforcement of such amendment, waiver, discharge or termination is sought. Any waiver shall be effective only in accordance with its express terms and conditions.

   13.14 SEVERABILITY. Any provision of this Agreement which is
         -------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law now or hereafter in effect which renders any provision hereof unenforceable in any respect.

   13.15 HEADINGS. The captions in this Agreement are for convenience of
         --------
reference only and shall not define or limit any of the terms or provisions hereof.

   13.16 COUNTERPARTS. This Agreement may be executed in any number of
         ------------
counterparts, and by either party on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   13.17 REFERENCES. All references in this Agreement to Articles and Sections
         ----------
are to Articles and Sections contained in this Agreement unless a different document is expressly specified.

   13.18 SCHEDULES AND EXHIBITS. Unless otherwise specified herein, each
         ----------------------
Schedule and Exhibit referred to in this Agreement is attached hereto, and each such Schedule and Exhibit is hereby incorporated by reference and made a part hereof as if fully set forth herein.

   IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written.

                         NEW ENGLAND CONTINENTAL MEDIA, INC.

                         By:  /s/ Eric H. Halvorson
                             --------------------------------
                              Eric H. Halvorson
                              Vice President

                         HIBERNIA COMMUNICATIONS, INC.

                         By:  /s/ Michael Craven
                             --------------------------------
                              Name:  Michael Craven
                                     ------------------------
                              Title: President
                                     ------------------------

                                 Schedule 3.6
                                 ------------

See attached.

                                 Schedule 3.13
                                 -------------


Serafin Bros. has acted as the exclusive broker in this transaction and shall be paid by Seller pursuant to a separate agreement between Seller and Serafin Bros.

                          TRANSMITTER EQUIPMENT LIST
                          --------------------------
                                    (WPZE)
                                    ------


        QUANTITY              DESCRIPTION
        --------              -----------

           1                  Coax Cable
           3                  Antenna, ATUs
           1                  Ground System
           1                  Antenna Phasor
           3                  AM Self-Support Towers
           1                  Catwalk System
           1                  Power Generator
           1                  Aux Transmitter*
           1                  Electric Transformer
           1                  Main XMTR
           1                  Belar Monitor
           1                  XMTR Wiring
           1                  RF Meter
           1                  Panel
           1                  ADC Propatch
           1                  CRL Processor w/NRSC Chassis
           1                  Antenna Monitor
                              Existing Satellite Dish

      * Buyer and Seller acknowledge that the auxiliary transmitter may contain PCB containing capacitors. Seller shall remove and dispose of said capacitors at its sole expense; provided Seller shall not be obligated to replace said capacitors.

                             STUDIO EQUIPMENT LIST
                             ---------------------
                                    (WPZE)
                                    ------


      QUANTITY      DESCRIPTION
      --------      -----------

         1          McCurdy SS8760 13 Channel Audio Console with Power Supply

         1          Tascam 112 Cassette Tape Recorder

         4          ITC Delta Audio Cartridge Player Machine

         2          ITC Delta Record Cart Machine

         2          RANE HC-6 Headphone Amplifier Console

         1          Ramko RC 1/48 IPB Remote Control

         1          UREI 535 Dual Graphic Equalizer

         1          Gentner IC - 20 Station Control Unit

         1          Technics SL 1200MKII Turntable

         1          Audio Metrics TP - 84 Preamplifier

         2          JBL 4408 Studio Monitor Speakers

         1          Crown 75 Monitor Amplifier

         1          Electro Voice 635 Microphone

         1          Gentnet Telemix X Phone Director

         4          Lake Audio Patch Panels

         1          Gentner SPH - 5 Telephone Hybrid

         1          Crown D - 75 Monitor Amplifier

         2          Fostex 630 1B Personal Monitor

         1          Tascam 122MKII Cassette Recorder

      QUANTITY      DESCRIPTION
      --------      -----------

         1          Technics RS - TR333 Double Cassette Deck

         1          Technics SL - PG440 Compact Disc Player

         2          JBL 4410 Studio Monitors

         1          Technics SL 1200MKII Turntable

         1          Stanton 310 Turntable Pre Amplifier

         4          Rarnko DA - 2080 Distribution Amplifiers with Mounting Rack

         4          Rarnko RS - 1616LC Primus Routing Units

         1          Ramko RC 1/48 IPB Remote Control

         1          Ramko Primus RCR - 1 Receiver Interface

         1          Gentner SPH - 3 Telephone System

         1          Technics RS - T22 Dual Cassette Deck

         4 Otari MX - 5050 Stereo Reel-to-Reel Recorders with Floor Stand

         2          Ramko DA - 2080 with Power Supply

         1          Tascam 112 Cassette Tape Recorder

         1          Arrakis 10000 20 Channel Audio Console with Power Supply

         1          Electro Voice 635A Microphone

         2          Microphone Booms


    * Seller shall provide Buyer a credit of $5,000 which Buyer may use to purchase or install studio equipment; said credit being given on the understanding that Seller shall not be obligated to provide any equipment to Buyer except as stated in this schedule.

                                   Schedule 3.7
                                   ------------


     See attached.

FCC Form 352               UNITED STATES OF AMERICA        File No.: BZ-910201AC
May 1988               FEDERAL COMMUNICATIONS COMMISSION
                         AM BROADCAST STATION LICENSE      Call Sign:  W E Z E
-------------------------------------------------------------------------------
LICENSEE:
                      New England Continental Media, Inc.

-------------------------------------------------------------------------------

1.  Community of License........:  Boston, MA

2.  Transmitter location........:  Corner of Vershire Street and Harriet Avenue
                                   Quincy, MA

    North latitude..............:     42 .  16'  30"
    West longitude..............:     71 .  02'  31"

3. Transmitter(s): Type Accepted. (See Sections 73,1660, 73,1665 and 73,1670 of the Commission's rules)

4.  Main Studio location:  (See Section 73,1125)
    500 Victory Road
    Quincy, MA

5.  Remote control location:
    500 Victory Road
    Quincy, MA

6.  Antenna and ground system:  Attached

7.  Obstruction marking and lighting specifications - FCC Form 715, paragraphs:
    1, 3, 21 & 21.

8.  Frequency .................:          l260   kHZ
                                ---------------

9.  Nominal power (kW) ........:           5.0   Day              5.0    Night
                                ---------------        ---------------

      Antenna input power (kW) :


                   5.0          Day   [XX] Non-directional antenna:  current       10.0    amperes; resistance    50.0
                ---------------       [  ] Directional antenna    :         ---------------                   --------------- ohms.

                   5.0          Night [  ] Non-directional antenna:  current       10.4    amperes; resistance    50.0
                ---------------       [XX] Directional antenna    :         ---------------                   --------------- ohms.

10.  Hours of operation: Specified in  BZ-800530AP

11.  Conditions ..............: - -  -


                               ----------------
  Subject to the provisions of the Communications Act of 1934, as amended subsequent Acts, Treaties, and Commission rules made thereunder, and further subject to conditions set forth in this license,/1/ the LICENSEE is hereby authorized to use and operate the radio transmitting apparatus herein described for the purpose of broadcasting for the term ending 3 A.M. Local Time
April 1, 1998
--------------------.

-------------------------------------------------------------------------------
  The Commission reserves the right during said license period of terminating this license or making effective any change, or modification of this license which may be necessary to comply with any decision of the Commission rendered as a result of any hearing held under the rules of the Commission prior to the commencement of this license period or any decision rendered as a result of any such hearing which has been designated but not held, prior to the commencement of this license period.
  The license is issued on the licensee's representation that the statements contained in the licensee's application are true and that the undertakings therein contained so far as they are consistent herewith, will be carried out in good faith. The licensee shall, during the term of this license, render such broadcasting service as will serve the public interest, convenience, or necessity to the full extent of the privileges herein conferred.
  This license shall not vest in the licensee any right to operate the station nor any right in the use of the frequency designated in the license beyond the term hereof, nor in any other manner than authorized herein. Neither the license nor the right granted hereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended. This license is subject to the right of use or control by the Government of the United States conferred by Section 606 of the Communications Act of 1934, as amended.
--------------------------------------------------------------------------------
/1/ This license consists of      FEDERAL                       JNW:yl
this page and pages 2 & 3         COMMUNICATIONS [FCC LOGO]     JUN 25, 1991
                                  COMMISSION
Dated:  JUN 19, 1991

                                               FEDERAL COMMUNICATIONS COMMISSION
 LICENSE RENEWAL AUTHORIZATION                       WASHINGTON, DC. 20554
 -----------------------------                        -------------------
                                                       OFFICIAL BUSINESS
                                                  PENALTY FOR PRIVATE USE $300
 THIS IS TO NOTIFY YOU THAT YOUR
 APPLICATION FOR RENEWAL OF LICENSE
 WAS GRANTED ON 03-20-91 FOR A TERM                   POSTAGE AND FEES PAID
 EXPIRING ON 04-01-98.                                FEDERAL COMMUNICATION
                                                           COMMISSION
                                                             FCC 615
 FREQUENCY:      1260KHZ

THIS IS YOUR LICENSE RENEWAL
AUTHORIZATION FOR STATION WEZE

LOCATION:      BOSTON, MA

THIS ALSO IS THE RENEWAL CERTIFICATE        NEW ENGLAND CONTINENTAL MEDIA, INC.
FOR YOUR CURRENTLY AUTHORIZED               WEZE  AM STATION
AUXILIARY SERVICES.                         C/O 2310 PONDEROSA DRIVE
                                            CAMARILLO, CA   93010
THIS CARD MUST BE POSTED WITH THE
STATION'S LICENSE CERTIFICATE AND ANY
SUBSEQUENT MODIFICATIONS.

                                 Schedule 3.8
                                 ------------

              Tower Lease Agreement - Attached to this Schedule.

                                LEASE AGREEMENT
                                ---------------

   This agreement is entered into on this __ day of ___________ , 199_, by and between the ATSINGER FAMILY TRUST and the EPPERSON FAMILY LIMITED PARTNERSHIP (collectively "Lessor") and HIBERNIA COMMUNICATIONS, INC. ("Lessee").

   WHEREAS Lessor owns the real property and improvements comprising Lessor's Property, as hereafter defined, for the use and enjoyment of Lessor, and such other and future tenants and sub-tenant's of Lessor's Property; and

   WHEREAS Lessee desires to lease space on Lessor's Property to install, maintain and operate the facilities and equipment required for the operation of Lessee's radio station WPZE(AM), Boston, Massachusetts ("the Station") thereon; and,

   NOW THEREFORE, for valuable consideration as set forth herein, the parties agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

   The terms listed below when spelled with initial capital letters have the following meanings in this agreement:

   1.1 ADJUSTMENT DATE shall mean the first (l/st/) day of February following
            ---------------
the first (l/st/) anniversary of the Commencement Date and each subsequent first (1/st/) day of February this Agreement remains is effect.

   1.2 AGREEMENT means this Lease Agreement, including the schedules and any
       ---------
other executed attachments and/or addenda all of which are made part of this Agreement.

   1.3 ANTENNA means the AM radio towers identified on Schedule 1.3 hereof.
       -------                                         ------------

   1.4 ARTICLE or ARTICLES means one or more of the articles of this Agreement.
       -------    --------

   1.5 CABLING means the coaxial cable, wire or other electrical
       -------
transmission facilities of Lessee.

   1.6 COMMENCEMENT DATE means 12:01 AM on the date specified in this Agreement
       -----------------
as the Commencement Date of the Initial Term.

                                                      Lease Agreement - Hibernia
                                                                          Page 2

   1.7 EQUIPMENT. Any device, equipment, structure, buildings, material and
       ----------
apparatus used or useful in the operation of the Station and approved by Lessor for use on Lessor's Property. Notwithstanding anything in this Agreement to the contrary, the Equipment shall be paid for, furnished and installed by Lessee.

   1.8 EXPIRATION DATE means 11:59 PM on the date specified in this Agreement as
       ---------------
the date on which the Initial Term or any extended term of this Agreement expires.

   1.9 FACILITIES and FACILITY refer collectively or individually to any and all
       ----------     --------
Equipment, Cabling, and/or Antenna as the context may indicate.

   1.10 INITIAL TERM means the period from the Commencement Date to the date set
        ------------
forth in Section 3.2.
         ------------

   1.11 INTEREST RATE means the lesser of eighteen percent (18%) per annum or
        -------------
the maximum amount of interest permitted by applicable law.

   1.12 LEASED SPACE refers to the portion of Lessor's Property reasonably
        ------------
necessary for Lessee's use of its Facilities.

   1.13 LESSEE'S EMPLOYEES means any employee, officer, or partner of Lessee;
        ------------------
any agent, contractor, invitee or subcontractor of Lessee; any employee, officer, or partner of such agent, contractor, or subcontractor; and any person placed on the Authorized Entry List, as provided in Article VIII, at the request
                                                    ------------
of Lessee.

   1.14 LESSOR'S PROPERTY means the land and improvements comprising the
        -----------------
premises in which the Leased Space is located. The address and location of the Lessor's Property is more fully and legally described in Schedule 1.14.
                                                         --------------

   1.15 SCHEDULE or SCHEDULES means one or more schedules attached to this
        --------    ---------
Agreement.

   1.16  SECTION or SECTIONS means one or more of the sections of this
         -------    --------
Agreement.

   1.17  SECURITY DEPOSIT. Four Thousand Seven Hundred Fifty Dollars ($4,750).
         ----------------

                                   ARTICLE II
                                   ----------

                             SCOPE OF THE AGREEMENT
                             ----------------------

   2.1 LEASE. This Agreement sets forth the terms and conditions under which
       ------
Lessor agrees to lease space to Lessee. Lessee agrees to use the Leased Space and related rights only in accordance with the terms and conditions of this Agreement; to comply with all applicable

                                                      Lease Agreement - Hibernia
                                                                          Page 3

governmental regulations and requirements of law pertaining to Lessee's activities in or around Lessor's Property; to pay all fees, charges, costs and expenses in accordance with this Agreement promptly when due; to keep the Facilities properly maintained and to comply in all respects with each of the obligations, duties, rules, conditions, and requirements applicable to Lessee under this Agreement

   2.2 NO OTHER USE. Lessee will use the Leased Space and related rights solely
       -------------
for the purposes of operating Lessee's AM radio station. Lease will not make any other use of the Leased Space and related rights provided under this Agreement without the prior written consent of Landlord.

   2.3 NO OTHER RIGHTS. Only the Leased Space and related rights described in
       ----------------
this Agreement are provided under this Agreement. Lessor does not provide any service or product under this Agreement.

                                  ARTICLE III
                                  -----------

                  TERM OF THE AGREEMENT; TERMINATION; RENEWALS
                  --------------------------------------------

   3.1 COMMENCEMENT DATE. The Commencement Date shall be the day and year first
       ------------------
written above.

   3.2 EXPIRATION DATE. The Expiration Date of this Lease shall be the day
       ----------------
preceding the fifth (5/th/) anniversary of the Commencement Date. If the term has been extended as provided in Section 3.3, the Expiration Date shall be the
                                 -----------
last day of the term as so extended.

   3.3 LEASE OPTION. Lessee shall have four (4) options, if Lessee is not then
       -------------
in default under this Agreement, to extend the term of this Agreement for a period of five (5) years, each, (the "Extension Term") and except as provided in
Section 4.3 hereof, on the same terms, covenants and conditions herein
-----------
contained. The word "Term" as used in this Agreement shall be deemed to include the Extension Term when and if the Agreement is extended. The option to extend the Term shall be exercised only by Lessee's delivery to Lessor, by United States mail, on or before one hundred eighty (180) days prior to the Expiration Date, written notice of Lessee's election to extend as provided herein.

   3.4 TERMINATION ON INTERFERENCE. [Intentionally Omitted]
       ----------------------------

   3.5 TERMINATION BY LAW. Lessor shall also have the right to terminate this
       -------------------
Lease, upon notice to Lessee, and shut down and/or remove Lessee's Antenna, Cabling and Equipment, at Lessee's cost, if:

                                                      Lease Agreement - Hibernia
                                                                          Page 4

   (a) This Lease is required to be terminated by a final ruling or regulation, not subject to appeal, of the Federal Communications Commission ("FCC"); or

   (b) A final determination, not subject to appeal, of any local, state or federal governmental body that the placement and/or operation of Lessee's Facilities is in violation of any laws, rules or regulations of any local state or federal agencies including, without limitation, any land use provisions and/or any zoning and/or planning codes and such violation is not corrected within ninety (90) days; or

   (c) A final determination, not subject to appeal, that the Facilities fail to meet the requirements imposed by law or the rules and regulations of local, state and federal agencies.

                                   ARTICLE IV
                                   ----------

                           FEES AND CHARGES; BILLING
                           -------------------------

   4.1    PAYMENT OF RENT. Lessee agrees to pay rent to Lessor, without notice
          ----------------
or demand, from the Commencement Date through the Expiration Date, or such earlier date as this Agreement is terminated as provided herein, at:

               4880 Santa Rosa Road, Suite 300
               Camarillo, California 93012
               Attention: Accounting

or to such other person or place as Lessor may designate from time to time by notice to Lessee, in the following amounts and in the following manner:

   4.2    BASE RENT. During the first year beginning with the Commencement Date,
          ----------
the base rent shall be the sum of $57,000 per annum, payable in equal monthly installments of $4,750 in advance of the first day of each month (and thereafter on each and every Adjustment Date the monthly rent shall be computed according to Section 4.3); provided, however, that the installment of the base rent
   -----------
payable for the first full month of the term shall be due and payable on the full execution and delivery of this Lease. If the Commencement Date and/or Expiration Date occur on a day other than the first day of a calendar month, rent shall be prorated for the month in which the Commencement Date and/or Expiration Date occurs.

   4.3    ADJUSTED RENT. During the one (1) year period beginning with each
          --------------
Adjustment Date, the monthly rent payable by Lessee shall reflect an adjustment, as herein provided, for the change, if any, from the year in which the Commencement Date falls, in the Consumer Price Index for Urban Wage Earners and Clerical Workers, Los Angeles area [Base Year 1982 - 84=100] ("CPI") as measured in February and published by the United States Department of Labor, Bureau of Labor Statistics; i.e., during the one (1) year period beginning with the

                                                      Lease Agreement - Hibernia
                                                                          Page 5

Adjustment Date, the monthly rent shall be the product obtained by multiplying the Base Rent times a fraction, the numerator of which shall be the CPI for February of the year such Adjustment Date falls and the denominator of which shall be the CPI for February of the year in which the Commencement Date falls. Notwithstanding the results of the foregoing calculation, the annual base rent payable by Lessee hereunder shall not in any event be less than 103% of the annual base rent payable during the immediately preceding one (1) year period. In the event that the Bureau of Labor Statistics shall change the base period for the CPI, the new index number shall be substituted for the old index number in making the above computation. In the event the Bureau of Labor Statistics ceases publishing the CPI, or materially changes the method of its computation, Lessor and Lessee shall accept comparable statistics on the purchasing power of the consumer dollar as published at the time of said discontinuation or change by a responsible financial periodical of recognized authority to be chosen by Lessor subject to reasonable consent of Lessee.

   4.4 ADDITIONAL RENT. In addition to the monthly rent provided for in Section
       ----------------                                                 -------
4.2 herein, Lessee shall be obligated to pay monthly, as additional rent, a sum
---
equal to Lessee's allocable share of all Operating Expenses incurred by Lessor.

        (a) Lessee's allocable share shall be a percentage ("Lessee's Percentage"), as reasonably determined by Lessor from time to time based upon Lessor's determination of the benefit derived by Lessee from the Operating Expenses, which percentage shall, together with the percentage of Operating Expenses paid by other tenants of the Real Property, shall equal not less than one hundred percent (100%) of the Operating Expenses; it being the intention of the parties hereto that Lessor shall have no operational or ownership cost associated with Lessor's Property or this Agreement.

        (b) For purposes of this Agreement, the term "Operating Expenses" shall mean the amount of all of Lessor's direct costs and expenses reasonably paid or incurred in operating and maintaining Lessor's Property in accordance with generally accepted accounting principles, consistently applied, including by way of illustration and not limitation, all general real estate taxes and all special assessments levied against Lessor's Property; costs and expenses of contesting the validity or amount of real estate taxes; insurance premiums; water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Lessee as provided in this Agreement; service and other charges incurred in the operation and maintenance of the plumbing systems, the electrical systems and the heating, ventilation and air-conditioning systems (if any); cleaning and other janitorial services; tools and supplies; repair costs; landscape and maintenance costs; security services; license, permit and inspection fees; wages and related employee benefits payable for the maintenance and operation of Lessor's Property; amortization of capital improvements or replacements for Lessor's Property including those that benefit the health and safety of the tenants of Lessor's Property, produce a reduction in operating costs or are required under any applicable

                                                      Lease Agreement - Hibernia
                                                                          Page 6

     governmental law, ordinance, resolution, order or regulation, together with interest at the Interest Rate on the unamortized balance thereof; maintenance and repair costs, dues, fees and assessments incurred under any documents of record or owners association agreement, as amended from time to time, if any (the "Covenants"); and in general all other costs and expenses which would, under generally accepted accounting principles, be regarded as operating and maintenance costs and expenses, including those which would normally be amortized over a period not to exceed five (5) years. The foregoing list of Operating Expenses is for definitional purposes only and shall not impose any obligations upon Lessor to incur such expenses or provide such services.

        (c) Lessee shall pay as additional rent with each monthly installment of base rent an amount equal to one-twelfth (1/12) of Lessor's reasonable estimate of the amount of Operating Expenses for the year multiplied by Lessee's Percentage. An adjustment will be made at the end of each calendar year based upon the actual Operating Expenses of Lessor, with Lessee receiving a credit against the payment of Rent for any excess Operating Expense paid by Lessee in the previous year. If the actual Operating Expenses of Lessor exceed the Operating Expenses paid by Lessee, then Lessee shall pay the difference within ten (10) business days from the receipt by Lessee of Lessor's statement indicating a balance due.

        (d) Lessee shall also be obligated to pay all sums due from Lessee to Lessor pursuant to any term or provision of this Lease requiring Lessee to reimburse Lessor for any costs and/or expenses incurred by Lessor, and all expenses, including but not limited to, court costs, reasonable attorneys' fees, bond expenses and recording charges, incurred by Lessor in collecting any Rent due under this lease and all monies expended by Lessor releasing any liens filed against the Real Property arising from the construction contemplated hereby.

        (e) As used herein, "Rent" shall refer to all sums due to Lessor under the terms of this Article IV.
                             -----------

   4.5 NO NOTICE. From and after the Commencement Date, Lessee will pay to
       ----------
Lessor the monthly installments identified herein. Said installments are due and payable in advance, without notice or demand. Although Lessor may, for its own convenience, issue bills to Lessee, any failure of Lessor to issue a timely bill will not relieve Lessee of its obligation to pay the monthly installments without notice or demand.

   4.6 NO SET-OFF. Except as otherwise provided in this Agreement, Lessee will
       -----------
pay all monthly installments, fees, costs, and expenses without deduction or set-off of any kind.

   4.7 SECURITY DEPOSIT. Simultaneously with the execution of this Lease, Lessee
       -----------------
shall deposit in the form of cash the Security Deposit with Lessor, which shall be held by Lessor,

                                                      Lease Agreement - Hibernia
                                                                          Page 7

without obligation for interest, as security, for the performance of Lessee's obligations and covenants under this Lease. It is expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Lessor's damages in case of Lessee's default. If Lessee shall be in default of this Lease or fails to surrender the Leased Space and Lessor's Property in the condition required by this Lease, Lessor shall have the right (but not the obligations), without prejudice to any other remedy which Lessor may have on account thereof, to apply all or any portion of the Security Deposit to cure such default or to remedy the condition of the Lessor's Property. If Lessor so applies the Security Deposit or any portion thereof before the Expiration Date or earlier termination of this Lease, Lessee shall deposit with Lessor, upon demand, the amount necessary to restore the Security Deposit to 150% of its original amount. If Lessor shall sell or transfer its interest in Lessor's Property, Lessor shall have the fight to assign this agreement and transfer the Security Deposit to such purchaser or transferee, in which event Lessee shall look solely to the new owner for the return of the Security Deposit, and Lessor thereupon shall be released from all liability to Lessee for the return of the Security Deposit. Although the Security Deposit shall be deemed the property of Lessor, any remaining balance of the Security Deposit shall be returned to Lessee no later than thirty (30) days after the Expiration Date or earlier termination of this Lease that all of Lessee's obligations under this Lease have been fulfilled.

                                   ARTICLE V
                                   ---------

                             GRANT OF LEASED SPACE
                             ---------------------

   Lessor, in consideration of the rents to be paid and the covenants contained herein, hereby leases to Lessee the Leased Space for the limited purpose of installing, maintaining, operating, or repairing the Facilities in accordance with this Agreement; and to pass through portions of the Lessor's Property designated by Lessor for ingress to and egress from the Leased Space. Notwithstanding the foregoing, Lessor shall have the exclusive right to lease Lessor's Property, other than the Leased Space, to any other tenant for any use; provided said tenant's uses of Lessor's Property shall not unreasonably interfere with Lessee's use of the Leased Space. Lessor agrees that it will not lease or license other persons or entities to use Lessor's Property if the use by any such person or entity will cause interference with Lessee's then-in-use frequency or signal or with Lessee's Facilities.

                                   ARTICLE VI
                                   ----------

                          INSTALLATIONS OF FACILITIES
                          ---------------------------

   6.1    SPECIFICATIONS. Lessor accepts all of the Facilities of Lessee as they
          ---------------
exist on the Commencement Date of this Lease. Lessor shall prepare specifications for Lessee's delivery in the future of any additional Facilities to Lessor's property and Lessee's installation of the Facilities in the Leased Space. All such specifications shall be based upon engineering data

                                                      Lease Agreement - Hibernia
                                                                          Page 8

furnished by Lessee and may include the requirement of Lessee to provide at Lessee' s expense the purchase and installation of such equipment or the taking of the action for protecting Lessor's Property, or the property of any adjacent or neighboring property

   6.2 PRIOR APPROVAL. Prior to the initiation by Lessee of the delivery,
       ---------------
installation, replacement, or removal of Facilities, Lessee must obtain the prior written approval of Lessor to Lessee's proposed scheduling of work and Lessee's choice of vendors and contractors, which approval shall not be unreasonably withheld. Lessor, at its sole discretion and election, may condition said approval on obtaining additional information and/or requiring schedule changes and substitution of vendors and contractors. Lessor's approval of any act or action of Lessee or Lessee's Employees pursuant to this Agreement shall not be considered an endorsement, representation, or warranty regarding the viability of said scheduling, and/or the ability or suitability of said vendor or contractor to perform the work intended by Lessee. Lessee shall deliver and install the Facilities in conformity with the specifications, schedules, and choice of vendors and contractors approved by Lessee. This
Section 6.2 shall not apply to any delivery, installation, replacement or
-----------
removal of Facilities which in Lessee's reasonable judgment is necessary to remedy an emergency situation.

   6.3    DELIVERY & INSTALLATION OF FACILITIES. Lessee shall furnish and
          --------------------------------------
install all Facilities, and is solely responsible for their timely delivery and installation to Lessor's Property. Physical delivery of the Facilities to Lessor's property and all installation work performed by Lessee shall be performed in accordance with the specifications and approvals furnished pursuant to this Article.

   6.4 LESSEE'S RESPONSIBILITIES. Lessee has the sole responsibility for any
       --------------------------
product liability claims, product warranty claims, delays and service outages of Lessee that may result from defective Facilities, improper scheduling, improper installation, or any other matter, irrespective of the cause.

                                  ARTICLE VII
                                  -----------
                              USE OF LEASED SPACE
                              -------------------

   7.1    FACILITIES. Lessee may bring the Facilities into the Leased Space at
          ------------
Lessee's own risk and expense.

   7.2 OTHER MATERIALS. In addition to the Antenna, Cabling, and Equipment,
       ----------------
Lessee may bring into the Leased Space, at Lessee's own risk and expense, (a) any materials and apparatus specially identified in written engineering specifications approved in writing by Lessor, and (b) small tools and portable test equipment as needed to perform Lessee's obligations under this Agreement. Lessee's rights under this Section 7.2 are subject to the conditions that all
                           -----------
such materials, apparatus, tools, and test equipment will remain at all times in the care, custody, and control of Lessee's Employees.

                                                      Lease Agreement - Hibernia
                                                                          Page 9

   7.3 NEGATIVE COVENANTS. Lessee may not bring into the Leased Space any
       -------------------
material, apparatus, facilities, tools, or equipment other than those identified in this Agreement unless Lessee first obtains written permission from Lessor. Without limiting the foregoing, Lessee is specifically informed that the following are not permitted within the Leased Space or in or upon the Lessor's
Property: wet cell batteries, explosives, flammable liquids or gases, alcohol, controlled substances, weapons, toxic materials, hazardous waste, pollutants, contaminants, asbestos and asbestos related products, polychlorinated biphenyls, petroleum, crude oil or any fraction or distillate thereof, and any similar equipment and/or materials. Lessee shall not use or permit Lessor's Property to be used by any dangerous, toxic, noxious, offensive, or unlawful purposes.

   7.4 EMERGENCY NUMBER. During the term of this Agreement and any extension
       -----------------
thereof, Lessee shall provide Lessor with a telephone number which, if called, will ring at a location that is staffed by Lessee's agents 24 hours each and every day, 7 days a week and every week. Lessee shall notify Lessor promptly in the event of any change in such telephone number.

                                 ARTICLE VIII
                                 ------------

                                RIGHT OF ENTRY
                                --------------

   8.1 ACCESS. Lessor shall provide Lessee with 24-hour access to the
       -------
Leased Space for the purpose of installing, operating, maintaining, and repairing Lessee's Facilities.

   8.2 AUTHORIZED PERSONNEL. All persons, contractors and/or engineers
       ---------------------
installing, maintaining, repairing, removing or otherwise working on the Facilities shall be approved in advance by Lessor, which approval shall not be unreasonably withheld. A list ("Authorized Entry List") of those persons, contractors and/or engineers approved by Lessor shall be maintained by Lessor. Prior to the Commencement Date, Lessee will submit to Lessor a proposed "Authorized Entry List". Lessor may request additional information from Lessee before granting its approval, which approval may not be unreasonably withheld. Lessee will promptly give notice to Lessor, both orally and in writing, of the name of any person who ceases to be one of Lessee's employees or agents or whom Lessee wishes to remove from the "Authorized Entry List". Lessor shall issue its approval or disapproval of any additions to the Authorized Entry List within five (5) business days of Lessor's receipt of Lessee's request therefor and such approval shall not be unreasonably withheld.

   8.3 QUALIFIED PERSONNEL. Lessee represents and warrants that on the date
       --------------------
hereof and each and every date prior to the last act to be performed by Lessee pursuant to this Agreement, Lessee's Employees and any other person(s) installing, maintaining, repairing, removing or otherwise working on the Facilities or otherwise on Lessor's Property at the request or direction

                                                      Lease Agreement - Hibernia
                                                                         Page 10

of Lessee shall be a technician qualified to perform said duties and have been trained in compliance with current OSHA, FCC, and ANSI standards regarding radio frequency radiation.

                                   ARTICLE IX
                                   ----------

                             PROTECTION OF PROPERTY
                             ----------------------

   Lessee and Lessee's Employees will at all times exercise the highest degree of care to prevent damages to the Lessor's Property and to the Leased Space and to all other real and personal property of Lessor and Lessee. Lessee and Lessee's Employees will perform any work and use the Facilities in a manner that will protect all other structures, equipment, utilities, and/or work areas of any kind against damage or interruption of service. Lessor reserves the right, and Lessee hereby grants Lessor the right, to take any reasonable action needed to cease or prevent any harm to the personnel, property and/or services of Lessor.

                                   ARTICLE X
                                   ---------

                                   INSPECTION
                                   ----------

   10.1 WORK IN PROGRESS. Lessor, its employees and agents may inspect and
        -----------------
observe any work while in progress or after completion to ascertain whether the work is in accordance with the specifications and requirements of this Agreement, provided, however, that Lessor's exercise of its rights hereunder shall not unreasonably interfere with Lessee's use of the Leased Space. Lessor may require Lessee to correct any faulty work. However, inspection or observation by Lessor or by its agents of work performed by Lessee or Lessee's Employees will not relieve Lessee of full responsibility for the proper performance of the work.

   10.2 TIME. Lessor, its agent and its designees (including without limitation
        -----
building inspectors, fire marshals, and other officials) may inspect the Leased Space and the Facilities at any reasonable time. At Lessee's request, Lessee's Employees on the Authorized Entry List may accompany Lessor during such inspections except when, in the reasonable judgment of Lessor, safety or service considerations require otherwise.

                                   ARTICLE XI
                                   ----------

                                   UTILITIES
                                   ---------

   11.1 ELECTRICITY. Lessee shall be required to provide any and all electrical
        ------------
service to the Leased Space necessary for the installation, maintenance, use and removal of the Facilities including, without limitation, any and all meters, transformers or other machinery or equipment attached thereto.

                                                      Lease Agreement - Hibernia
                                                                         Page 11

   11.2 INTERRUPTION. Lessor shall not be liable for any interruption or failure
        -------------
in the supply of any utility, service, repair or damage to the Leased Space or Lessee, nor shall Lessee have any right to an abatement in rent or offset to rent in such circumstances. In the event Lessee fails to pay an electrical service charge and for any reason Lessor is approached by a utility company for such payment, Lessor may, but shall not be obligated to, pay such amount and collect the amount paid as additional rent.

                                  ARTICLE XII
                                  -----------

                            OWNERSHIP OF FACILITIES
                            -----------------------

   12.1 RISK OF LOSS. Except as otherwise provided in this Agreement, all
        -------------
Facilities shall be owned by Lessee, and Lessee shall bear all risk of loss and/or damage to the Facilities.

   12.2 OWNERSHIP. Any and all machinery, equipment and trade fixtures installed
        ----------
in the Leased Space by Lessee shall remain personalty of Lessee notwithstanding the fact that it may be affixed or attached to the realty or Lessor's Property, and shall, during the term of this Agreement or any extension thereof, belong to Lessee.

                                  ARTICLE XIII
                                  ------------

                            MAINTENANCE AND REPAIR
                            ----------------------

   13.1 FACILITIES. Lessee will, at its own risk and expense, maintain and
        -----------
repair, including replacement if necessary (collectively referred to as "Maintenance"), the Facilities and any other items or things placed on Lessor's Property by Lessee pursuant to this Agreement. All Maintenance shall be performed in a manner suitable to Lessor so as not to conflict with the use of Lessor's Property by Lessor, or any other tenant of Lessor. All Maintenance shall be provided by qualified technicians, authorized to enter Lessor's Property pursuant to Article VIII.
                     ------------

   13.2 LEASED SPACE. Subject to Section 4.4 hereof, Lessor shall provide all
        --------------           -----------
Maintenance to the Leased Space.

   13.3 MATERIAL DAMAGE OR DESTRUCTION. In case of any material damage to or
        -------------------------------
destruction of the Lessor's Property or any part thereof, Lessee shall promptly give written notice thereof to Lessor and any mortgagee, generally describing the nature and extent of such damage or destruction. In case of any such damage to or destruction of the Lessor's Property or any parts thereof, caused by Lessee or Lessee's Employees or which is covered by insurance maintained by Lessee, Lessee, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its sole expense, shall promptly commence and complete the restoration, replacement or rebuilding of the Lessor's Property as nearly as possible to its value, condition and character immediately prior to such damage or destruction.

                                                      Lease Agreement - Hibernia
                                                                         Page 12

                                  ARTICLE XIV
                                  -----------

                                 NO ALTERATIONS
                                 --------------

   Except as specifically set forth in this Agreement, Lessee may not make any alterations, additions and/or improvements to any part of the Lessor's Property, the Leased Space, the Antenna, Equipment, and or Cabling without the prior written consent of the Lessor, which consent shall not be unreasonably withheld. Notwithstanding anything herein to the contrary, Lessor shall have the right to condition its consent to any alterations, additions, and/or improvements by Lessee or the posting of a bond or other security securing the ability of Lessee to fulfill its obligations pursuant to Article IX, hereof.
                                       ----------

                                   ARTICLE XV
                                   ----------

               REPRESENTATIONS, WARRANTIES AND OTHER OBLIGATIONS
               -------------------------------------------------

   15.1  LESSOR'S REPRESENTATIONS AND WARRANTIES. Lessor represents and
         ----------------------------------------
warrants that:

   (a) Lessor owns Lessor's Property in fee simple. The execution and performance of this Agreement shall not constitute a breach or violation under any Agreement to which Lessor is a party.

   (b) To the best of Lessor's knowledge, there are no violations of any federal, state, county or municipal law, ordinance, order, regulations or requirement with respect to Lessor's Property and the Leased Space.

   (c) There is no action, suit or proceeding pending or, to Lessor's knowledge, threatened against or affecting Lessor's Property or the Leased Space or any portion thereof and Lessor has not received notice, written or otherwise, of any litigation affecting or concerning Lessor's Property or the Leased Space relating to or arising out of its ownership, management, use or operation.

   (d) The execution, delivery and performance of this Agreement, and the consummation of the transaction contemplated hereby, have been duly authorized by all necessary action on the part of Lessor. This Agreement constitutes a valid and binding agreement and obligation of Lessor, enforceable in accordance with its terms.

   (e) Lessor's Property, the existing use of Lessor's Property and the Leased Space conform in all material respects with applicable zoning ordinances and other governmental regulations.

                                                      Lease Agreement - Hibernia
                                                                         Page 13

  15.2 LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants
       ----------------------------------------
that:

    (a) The Facilities and the operation thereof do not and will not result in exposure of workers or the general public to levels of radio frequency radiation in excess of the "Radio Frequency Protection Guides" recommended in "American National Standard Safety Levels With Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 KHz to 100 GHz," issued by the American National Standards Institute ("Acceptable Radio Frequency Radiation Standards").

    (b) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary actions on the part of Lessee. This Agreement constitutes a valid and binding agreement and obligation of Lessee, enforceable in accordance with its terms.

    (c) Lessee will conduct its activities on Lessor's Property in material compliance with all applicable laws, including, without limitation, all OSHA, FCC, and FAA rules and regulations, environmental laws, and any rule or law applicable to the construction or operation of Lessee's Facilities.

                                  ARTICLE XVI
                                  -----------

                               EVENTS OF DEFAULT
                               -----------------

    16.1 DEFAULT OF LESSEE. Any of the following events shall constitute a
         ------------------
default on the part of Lessee:

    (a) The failure of Lessee to pay rent or additional rent, and continuation of such failure for more than ten (10) days after Lessee's receipt of written notice thereof from Lessor; provided however that Lessor shall not be required to provide such written notice to Lessee more than twice in any twelve
(12) month period prior to declaring such failure to pay an event of default; or

    (b) The failure of Lessee to cure any other default under the terms hereof, and continuation of such failure to cure for more than thirty (30) days after notice by Lessor, provided, however, that if the nature of Lessee's default is such that more than thirty (30) days is required for its cure, then Lessee shall not be deemed to be in default if Lessee has commenced such cure within the thirty (30) day period, demonstrates to Lessor's reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion.

    16.2 Termination of Default by Lessee. If an event of default on the part of
         ---------------------------------
Lessee shall occur at any time, Lessor, at its election, may give Lessee a notice of termination specifying a day not less than thirty (30) days thereafter on which the term of this Agreement shall end. If

                                                      Lease Agreement - Hibernia
                                                                         Page 14

such notice is given, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Space to Lessor. If the Agreement is terminated pursuant to this Section, Lessee shall remain liable to Lessor for the payment of rent for the remainder of the lease term and without prejudice to any other right or remedy which Lessor may have hereunder or by law. Notwithstanding any waiver of any prior breach or event of default hereunder, Lessor may, after the termination of this Lease as a result of a default by Lessee, re-enter the Leased Space either by reasonable force or otherwise, or dispossess Lessee, any legal representative of Lessee or other occupant of the Leased Space by appropriate suit, action or proceeding and remove its effects and hold the Leased Space as if this Agreement had not been made.

   16.3 DEFAULT OF LESSOR. The failure of Lessor to comply with any of its
        ------------------
obligations under the terms of this Agreement, and continuation of such failure to cure for more than thirty (30) days after notice by Lessee, shall constitute a default on the part of Lessor; provided however that if the nature of Lessor's default is such that more than thirty (30) days is required for its cure, then Lessor shall not be deemed to be in default if Lessor has commenced such cure within the thirty (30) day period, demonstrates to Lessee's reasonable satisfaction that such default is curable and thereafter diligently prosecutes such cure to completion.

   16.4 TERMINATION BY DEFAULT OF LESSOR. If an event of default on the
        ---------------------------------
part of Lessor shall occur at any time, Lessee, at its election, may give Lessor a notice of termination specifying a day not less than thirty (30) days thereafter on which the term of this Agreement shall end. If such notice is given, the Agreement shall expire on the day so specified as fully and completely as if that day were the day herein originally fixed for such expiration, and Lessee shall then quit and surrender the Leased Space to Lessor, and Lessee shall not be liable for payment of rent for any period after such expiration.

                                  ARTICLE XVII
                                  ------------

                                   INSURANCE
                                   ---------

   17.1 LESSEE'S OBLIGATION. It is understood that Lessor is not an
        --------------------
insurer, and the parties mutually agree that Lessee will obtain insurance against risks of loss, damage, and liability, as set forth below. The parties also mutually agree that liability will be allocated or limited in accordance with the terms of this Agreement. These insurance and liability provisions are part of the consideration underlying this Agreement.

   17.2 INSURANCE AND INDEMNIFICATION. Lessee shall, at its sole cost and
        ------------------------------
expense, during the Term hereof, obtain or provide and keep in full force for the benefit of Lessor, as an additional named insured (i) general public liability insurance, insuring Lessor against any and all liability or claims or liability arising out of, occasioned by or resulting from any accident or other occurrence in or about Lessor's Property arising out of any act or omission of Lessee's

                                                      Lease Agreement - Hibernia
                                                                         Page 15

Employees, Lessee or any officer, agent or contractor of Lessee, for injuries to any person or persons, with limits of not less than Three Million Dollars ($3,000,000.00) for injuries to one person, Five Million Dollars ($5,000,000.00) for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than Five Million Dollars ($5,000,000.00); (ii) insurance with respect to any improvements against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under "extended coverage" policies, in an amount equal to at least One Hundred Percent (100%) of the full replacement value of the improvements and the Facilities and, in any event, in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer of any partial loss under the applicable policies, which shall be written on a replacement cost basis; (iii) appropriate workers' compensation or other insurance against liability arising from claims of workers in respect of and during the period of any work on or about Lessor's Property; and (iv) insurance against such other hazards and in such amounts as is customarily carried by owners and operators of similar properties, and as Lessor may reasonably require for its protection. Lessee shall comply with such other requirements as Lessor, or any mortgagee, may from time to time reasonably request for the protection by insurance of their respective interests. The policy or policies of insurance maintained by Lessee pursuant to this Paragraph shall be of a company or companies authorized to do business in Massachusetts and a certificate thereof shall be delivered to Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the Term hereof or of the date when Lessee shall enter upon the Leased Premises, whichever occurs sooner. At least thirty (30) days prior to the expiration or termination date of any policy, Lessee shall deliver a certificate of a renewal or replacement policy with proof of the payment of the premium therefor. Any such insurance required by this Paragraph may, at Lessee's option, be provided through a blanket policy or policies.

   17.3 PRIMARY & NON-CONTRIBUTING. Each policy evidencing insurance required to
        ---------------------------
be carded by Lessee pursuant to this Article must contain a provision that the insurance policy, and the coverage it provides, shall be primary and non-contributing with respect to any policies carried by Lessor, and that any coverage carried by Lessor shall be excess insurance.

   17.4 RIGHT OF SUBROGATION. The insurance policies shall contain a waiver by
        ---------------------
Lessee's insurer of any right of subrogation against Lessor and its respective agents, officers, employees, and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Lessor, or its respective agents, officers, employees, or representatives.

   17.5 WAIVER. Notwithstanding any provision in this Agreement to the contrary,
        -------
Lessee hereby waives any and all rights of recovery, claim, action, or causes of action, against Lessor, its agents, officers or employees for any loss or damage that may occur to the Facilities by reason of fire, the elements or any other cause, claim or damage which could be insured against or for under the terms of any insurance policy, including, without limitation, the insurance policies set

                                                      Lease Agreement - Hibernia
                                                                         Page 16

forth in Section 17.2 hereof, regardless of the cause or origin including,
         ------------
without limitation, the negligence of either party hereto, its agents, officers or employees, or a loss resulting from the interruption of Lessee's business operations.

                                 ARTICLE XVIII
                                 -------------

                                INDEMNIFICATION
                                ---------------

   18.1 INDEMNIFICATION BY LESSEE. Lessee shall indemnify and defend Lessor, its
        --------------------------
agents, officers and employees and hold Lessor, its agents, officers and employees harmless from and against all claims, actions, losses, damages, liabilities and expense (including reasonable attorneys' fees) incurred by or asserted against Lessor, whether during or after the term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from, in whole or any material part, (i) any breach of this Agreement by Lessee, (ii) Lessee's breach of any warranty contained in this Agreement (iii) any negligent or intentional act or omission of Lessee, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Space or Lessor's Property or otherwise, (iv) the use by Lessee of any part of the Leased Space or Lessor's Property, (v) any work undertaken by or at the request of Lessee on or about the Leased Space, (vi) any inspection, observation or any action undertaken by Lessor pursuant to Article
                                                                       -------
X, hereof, (vii) the existence or discovery of any hazardous substance on
-
Lessor's Property arising from Lessee's activities on Lessor's Property, (viii) any other activity undertaken by or at the request of Lessee pursuant to or in connection with this Agreement, (ix) any claim brought by Lessee's Employees, or
(x) the presence of any individuals on the Leased Space or Lessor's Property as a result of Lessee's request or this Agreement; provided, however, that Lessee shall not be required to indemnify Lessor for any damages, injury, loss or expense arising solely out of Lessor's or its agents', employees', invitees' or contractors' willfully negligent acts or omissions.

   18.2 DEFENSE BY LESSEE. If Lessor so elects by notice to Lessee, Lessee shall
        ------------------
have the obligation of defending, at its sole cost and expense, by counsel selected by Lessee and approved by Lessor (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessor may assume, or require that such defense be assumed, by Lessor and counsel selected by Lessor, at the cost and expense of Lessee if Lessor is for any reason dissatisfied with the defense by Lessee, or believes that its interests would be better served thereby. In any case where Lessee is defending any such claim, Lessor may participate in the defense thereof by counsel selected by it, but at Lessor's expense. Lessee shall not enter into any settlement of any claim without the consent of Lessor, which consent shall not be unreasonably withheld.

   18.3 INDEMNIFICATION BY LESSOR. Lessor shall indemnify and defend Lessee and
        --------------------------
hold Lessee harmless from and against all claims, actions, losses, damages, liabilities and expenses (including reasonable attorneys' fees) incurred by or asserted against Lessee, whether during or

                                                      Lease Agreement - Hibernia
                                                                         Page 17

after the term of this Agreement, including by reason of personal injury, loss of life, or damage to property, caused by or resulting from in whole or any material part, (i) any breach of this Agreement by Lessor, (ii) Lessor's breach of any warranty contained in this Agreement, (iii) any negligent or intentional act or omission of Lessor, its employees, agents, invitees or contractors, whether in, on, about or with respect to the Leased Space or Lessor's Property,
(iv) the existence or discovery of any hazardous substance on Lessor's Property or the Leased Space (or liability for violation of any federal, state or local environmental law or regulation) arising from Lessor's use, or the use by any current, future or previous tenant of Lessor's Property or the Leased Space (other than Lessee); (v) any work undertaken by or at the request of Lessor on or about the Leased Space; provided, however, that Lessor shall not be required to indemnify Lessee for any damages, injury, loss or expense arising out of Lessee's or its agents', employees', invitees' or contractors' negligent acts or omissions.

   18.4 DEFENSE BY LESSOR. If Lessee so elects by notice to Lessor, Lessor shall
        ------------------
have the obligation of defending, at its sole cost and expense, by counsel selected by Lessor and approved by Lessee (such approval not to be unreasonably withheld), against any claim to which the foregoing indemnity may apply. Lessee may assume, or require that such defense be assumed, by Lessee and counsel selected by Lessee, at the cost and expense of Lessor if Lessee is for any reason dissatisfied with the defense by Lessor, or believes that its interests would be better served thereby. In any case where Lessor is defending any such claim, Lessee may participate in the defense thereof by counsel selected by it, but at Lessee's expense. Lessor shall not enter into any settlement of any claim without the consent of Lessee, which consent shall not be unreasonably withheld.

                                  ARTICLE XIX
                                  -----------

                                 FORCE MAJEURE
                                 -------------

   19.1 FORCE MAJEURE. Except for Lessee's obligation to pay rent, neither party
        --------------
shall be held liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence, such as acts of God, acts of civil or military authority, government regulations, strikes, labor disputes, embargoes, epidemics, war, terrorist acts, riots, insurrections, fire, explosions, earthquakes, nuclear accidents, floods, power blackouts or brownouts or surges, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or act or omissions of transportation common carriers (collectively referred to as "Force Majeure Conditions").

   19.2 TERMINATION BY FORCE MAJEURE. If any such Force Majeure Condition occurs
        ------------------------------
and is the proximate cause of a delay or failure in performance of any part of a party's obligations under this Agreement for more than ninety (90) days, Lessor or Lessee may, by written notice given to the other, terminate this Agreement or that part of this Agreement that is affected by such delay or failure to perform.

                                                      Lease Agreement - Hibernia
                                                                         Page 18

                                   ARTICLE XX
                                   ----------

                                     SAFETY
                                     ------

     20.1  FACILITIES. Lessee is responsible for the safety of all Antenna,
           -----------
Cabling and Equipment and other materials brought by Lessee onto Lessor's Property, and for the safety of all work performed by Lessee's Employees in the delivery, provision, installation, operation, maintenance, repair and removal of the Antenna, Cabling or Equipment and any other material brought by Lessee onto Lessor's Property. In discharging this responsibility, Lessee shall comply (and shall cause Lessee's Employees to comply) with the requirements of the Occupational Safety and Health Act of 1970, as amended; and with any other Federal, state, or local act or other requirements of law affecting safety and health.

     20.2  VIOLATIONS.
           -----------

           (a) Lessee shall be responsible for any violation by Lessee or Lessee's Employees of any safety or health standard under this Agreement. If any material furnished or any work performed by Lessee or Lessee's Employees gives rise to a safety or health violation, Lessee will immediately remedy such condition and will indemnify, defend, and hold Lessor (or any of Lessor's employees, agents, officers, representatives, affiliates, parent, subsidiaries and their affiliated companies, and their employees, agents, officers and representatives) harmless from any penalty, fine, or liability in connection with such a violation.

           (b) Lessor shall be responsible for any violation by Lessor or Lessor's employees of any safety or health standard relating to Lessor's Property. If any material furnished or any work performed by Lessor or Lessor's employees gives rise to a safety or health violation relating to the Lessor's Property, Lessor will immediately remedy such condition and will indemnity, defend and hold Lessee (or any of Lessee's Employees, agents, officers, representatives, affiliates, parent, subsidiaries and their affiliated companies, and their employees, agents, officers and representatives) or liability in connection with such a violation.

                                  ARTICLE XXI
                                  -----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     21.1  Severability. If any one or more of the provisions contained in this
           -------------
Agreement is, for any reason, held to be unenforceable in any respect under applicable state law or laws of the United States of America, such unenforceability will not affect any other provision of this Agreement, but this Agreement will then be construed in such a way as will achieve the intent of such unenforceable provision or provisions to the extent permitted by law.

                                                      Lease Agreement - Hibernia
                                                                         Page 19

   21.2 ASSIGNMENT BY LESSOR. Notwithstanding any of the provisions of this
        ---------------------
Agreement, Lessor may assign, in whole or in part, Lessor's interest in this Lease. In the event Lessor assigns this Agreement, Lessor shall be and is hereby relieved of all liability under any and all covenants and obligations contained in or derived from this Agreement or arising out of any act, occurrence or omission relating to the Leased Space occurring after the consummation or such assignment, but only upon the condition that, as part of such Assignment, Lessor will cause the assignee to agree, in writing to carry out any and all of the covenants and obligations of Lessor under this Agreement occurring after the consummation of Lessor's assignment of its interest in and to this Agreement.

   21.3 ASSIGNMENT BY LESSEE. Lessee may not assign this Agreement or sublet
        ---------------------
the Leased Space or any portion thereof without the prior written consent of Lessor, which consent shall be given or withheld in Lessor's sole discretion and election, and shall be expressly conditioned on the payment of fifty percent (50%) of the net proceeds of the assignment or sublease; provided consent of Lessor shall not be required hereunder if the assignment is made to an entity contemporaneously acquiring the Station and the financial condition of the assignee is reasonably acceptable to Lessor. Under no circumstance shall this Lease be assigned or sublet by Lessee to any party which does not agree in writing to be bound by all terms and conditions contained herein. In the event of Lessee's total assignment of this Agreement to an entity contemporaneously acquiring the Station, Lessee shall be and is hereby relieved of all liability under any and all covenants and obligations contained in or derived from this Agreement or arising out of any act, occurrence or omission relating to the Leased Space occurring after the consummation of such assignment, but only upon the condition that, as part of such Assignment, Lessee will cause the assignee to agree, in writing, to carry out any and all of the covenants and obligations of Lessee under this Agreement occurring after the consummation of Lessee's assignment of its interest in and to this Agreement.

   21.4 CONDEMNATION.  In the event Lessor's Property or any portion thereof is
        -------------
taken pursuant to a condemnation proceeding or by eminent domain such that Lessor or Lessee can no longer operate telecommunications equipment on Lessor's Property, this Agreement shall terminate without liability to either party and Lessee shall not be entitled to any portion of any award arising out of such proceedings.

   21.5 RULES AND REGULATIONS. Lessor agrees that it shall not enforce any
        ----------------------
unreasonable rules or regulations which would unduly prejudice Lessee's use of the Leased Space, or which would prevent full and free access to the Leased Space by Lessee, as herein provided.

   21.6 SURRENDER OF PREMISES. Upon the expiration of the Term hereof, Lessee
        ----------------------
shall surrender the Leased Premises to Lessor in good order and condition, reasonable wear and tear excepted. Any equipment, fixtures, goods or other property of Lessee not removed within ten (10) days after any quitting, vacating or abandonment of the Leased Premises, or upon Lessee's eviction therefrom, shall be considered abandoned, and Lessor shall have the right, without notice to Lessee, to sell or otherwise dispose of same without having to account to Lessee for any part of the proceeds of such sale.

                                                      Lease Agreement - Hibernia
                                                                         Page 20

   21.7 RESTORATION ON TERMINATION. Upon the termination of the Agreement for
        ---------------------------
any reason, Lessee will restore the Leased Space to its original condition, normal wear and tear excepted, at Lessee's sole cost and expense. Any fixtures, including without limitation all Antenna, Cabling and Equipment, goods or other property of Lessee not removed within ten (10) days after any quitting, vacating or abandonment of the Leased Premises, or upon Lessee's eviction therefrom, shall be considered abandoned, and Lessor shall have the right, without notice to Lessee, to sell or otherwise dispose of same without having to account to Lessee for any part of the proceeds of such sale.

   21.8 NOTICES. All notices, demands, and requests required or permitted to be
        --------
given hereunder shall be in writing and sent certified mail, return receipt requested.

   If to Lessor:

          Jonathan L. Block, Esq.
          c/o Salem Communications Corporation
          4880 Santa Rosa Road, Suite 300
          Camarillo, CA 93012

   If to Lessee:

          Hibernia Communications, Inc.
          42 West Lancaster Drive, Suite 200
          Ardmore, Pennsylvania 19003


Either party hereto may change the place for notice to it by sending like written notice to the other party hereto.

   21.9 ESTOPPEL CERTIFICATE. Lessee and Lessor will each execute, acknowledge
        ---------------------
and deliver to the other, promptly upon request, a certificate certifying that
(i) this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the Agreement is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which rent and other sums payable hereunder have been paid, and (iii) no notice has been received by such party of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of Lessor's Property or any part thereof or by a lender, other creditor, investor or prospective buyer of Lessee or any of its assets.

   21.10 SUBORDINATION, NONDISTURBANCE AND ATTORNMENT. This Agreement shall not
         ---------------------------------------------
be a lien against Lessor's Property in respect to any mortgages and security agreements placed or hereafter to be placed by Lessor upon Lessor's Property. The recording of such mortgages and security agreements shall have preference and precedence and be superior and prior in lien to this

                                                      Lease Agreement - Hibernia
                                                                         Page 21

Agreement, irrespective of the date of recording, and Lessee agrees to execute any instruments, without cost, which may be deemed necessary or desirable to further effect the subordination of this Agreement. Lessor shall make a reasonable effort to obtain from any mortgagees or lenders holding an interest in the nature of a mortgage in Lessor's Property an agreement that the mortgagee or lender shall not disturb Lessee's quiet possession in the event of foreclosure. If any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Lessor encumbering Lessor's Property, Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

   21.11 BINDING EFFECT. The provisions of this Agreement shall apply to, bind
         ---------------
and inure to the benefit of Lessor and Lessee, their respective successors, legal representatives or assigns.

   21.12 ENTIRE AGREEMENT/MODIFICATIONS. This Agreement contains the entire
         -------------------------------
understanding and agreement between the parties. No representative, agent or employee of Lessor has been authorized to make any representations or promises with reference to the within agreement or to vary, alter or modify the terms hereof. No additions, changes or modifications shall be binding unless reduced to writing and signed by the parties.

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LESSOR:                                        LESSEE:

ATSINGER FAMILY TRUST                          HIBERNIA COMMUNICATIONS, INC.

By:                                            By:
    -------------------------------               --------------------------
     Edward G. Atsinger III, Trustee               Michael R. Craven


By:
    -------------------------------
     Mona J. Atsinger, Trustee
     By Edward G. Atsinger III, Attorney-in-fact
     for Mona J. Atsinger


By:
    --------------------------------
     Stuart W. Epperson
     General Partner

                                                      Lease Agreement - Hibernia
                                                                         Page 22

Salem Communications Corporation, a California corporation, hereby guarantees all obligations and liabilities of Lessor under this Agreement.

SALEM COMMUNICATION CORPORATION




---------------------------
Eric H. Halvorson
Executive Vice President

                                                      Lease Agreement - Hibernia
                                                                         Page 23

                                 Schedule 1.3
                                 ------------

AM Towers.

                                                      Lease Agreement - Hibernia
                                                                         Page 24

                                 Schedule 1.14
                                 -------------

Legal and Street Address.

                                 Schedule 1.3
                                 ------------

                     [MAP OF WOLLASTON GOLF CLUB GROUNDS]

                                 SCHEDULE 3.13
                                 -------------

Serafin Bros. has acted as the exclusive broker in this transaction and shall be paid by Seller pursuant to a separate agreement between Seller and Serafin Bros.